                                                                     Exhibit 4.2


SERIES 1999-1G WST TRUST
SERIES NOTICE
-------------------------------------------------------------------


WESTPAC SECURITIES ADMINISTRATION LIMITED
(Trustee)

WESTPAC SECURITISATION MANAGEMENT PTY LIMITED
(Trust Manager)

WESTPAC BANKING CORPORATION
(Approved Seller)

CITIBANK, N.A., LONDON OFFICE
(Note Trustee)

THE MORTGAGE COMPANY PTY LIMITED
(Servicer)


ALLEN ALLEN & HEMSLEY
The Chifley Tower
2 Chifley Square
Sydney NSW 2000
Australia
Tel  61  2 9230 4000
Fax  61  2 9230 5333



(C) Copyright Allen Allen & Hemsley 1999


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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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
TABLE OF CONTENTS
1.       INTRODUCTION AND TRUST MANAGER                                                         1

         1.1      Introduction                                                                  1

         1.2      Trust Manager                                                                 1

2.       DIRECTION AND TRUST BACK                                                               1

3.       DEFINITIONS AND INTERPRETATION                                                         2

         3.1      Definitions                                                                   2

         3.2      Interpretation                                                               26

         3.3      Limitation of liability of the Trustee                                       27

         3.4      Knowledge of Trustee                                                         28

4.       NOTES                                                                                 28

         4.1      Conditions of Notes                                                          28

         4.2      Summary of conditions of Notes                                               28

         4.3      Issue of Notes                                                               31

         4.4      Trustee's Covenant to Noteholders                                            31

         4.5      Repayment of Notes on Payment Dates                                          31

         4.6      Final Redemption                                                             32

         4.7      Period During Which Interest Accrues                                         32

         4.8      Calculation of Interest                                                      32

         4.9      Aggregate receipts                                                           33

5.       REDRAW FUNDING SECURITIES                                                             33

         5.1      Note Issue Direction for RFS                                                 33

         5.2      Conditions to Note Issue Direction                                           33

         5.3      Terms of Note Issue Direction                                                34

         5.4      Conversion of RFS                                                            34

         5.5      Master Trust Deed definitions                                                34

6.       CASHFLOW ALLOCATION METHODOLOGY                                                       35

         6.1      General                                                                      35

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


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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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
         6.2      Determination Date - Calculations                                            35

         6.3      Redraws                                                                      37

         6.4      Determination Date - Payment Shortfall                                       37

         6.5      Determination Date - Liquidity Shortfall                                     37

         6.6      Allocating Liquidation Losses                                                38

         6.7      Insurance claims                                                             38

         6.8      Remittance Date                                                              38

         6.9      Payment - Purchase Price adjustment                                          39

         6.10     Total Payments                                                               39

         6.11     Excess Available Income - reimbursement of Charge Offs and Principal Draw    40

         6.12     Excess Collections Distribution                                              41

         6.13     Initial Principal Distributions                                              41

         6.14     Principal Payments - Sequential Method                                       42

         6.15     Principal Payments - Serial Method prior to third anniversary (procedure 1)  43

         6.16     Principal Payments - Serial Method after third anniversary (procedure 2)     45

         6.17     Remaining Liquidity Shortfall                                                46

         6.18     Charge Offs                                                                  47

         6.19     Payments into US$ Account                                                    47

         6.20     Payments out of US$ Account                                                  48

         6.21     Prepayment Costs and Prepayment Benefits                                     48

         6.22     Rounding of amounts                                                          49

         6.23     Bond Factors                                                                 49

         6.24     Trust Manager's Report                                                       49

         6.25     Prescription                                                                 49

         6.26     Replacement of Currency Swap                                                 49

7.       MASTER TRUST DEED                                                                     50

         7.1      Completion of details in relation to Master Trust Deed                       50

         7.2      Amendments to Master Trust Deed                                              51

8.       TRANSFER OF PURCHASED RECEIVABLES - TOP UPS                                           51

9.       TRANSFERS TO WAREHOUSE TRUST                                                          52

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


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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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
10.      SUBSTITUTION OF PURCHASED RECEIVABLES                                                 52

         10.1     Purchase from Warehouse Trust                                                52

         10.2     Contents of direction                                                        52

         10.3     Conditions to direction                                                      53

         10.4     Criteria for Replacement Receivable                                          53

         10.5     Consent of Designated Ratings Agency                                         53

11.      APPLICATION OF THRESHOLD RATE                                                         54

         11.1     Calculation of Threshold Rate                                                54

         11.2     Setting Threshold Rate                                                       54

         11.3     Trustee Setting Threshold Rate                                               54

12.      BENEFICIARY                                                                           54

         12.1     Issue of Units                                                               54

         12.2     Residual Capital Unit                                                        55

         12.3     Residual Income Unit                                                         55

         12.4     Register                                                                     56

         12.5     Transfer of Units                                                            56

         12.6     Limit on rights                                                              57

13.      TITLE PERFECTION EVENTS                                                               57

14.      ADDITIONAL RECEIVABLE PRODUCT FEATURES                                                57

15.      WST WAREHOUSE TRUST #1                                                                57

         15.1     Direction under Warehouse Series Notice                                      57

         15.2     Direction                                                                    57

16.      SERVICER REPRESENTATIONS                                                              58

17.      WAREHOUSE TRUSTEE REPRESENTATIONS                                                     60

18.      NOTE TRUSTEE                                                                          61

         18.1     Capacity                                                                     61

         18.2     Exercise of rights                                                           61

         18.3     Representation and warranty                                                  61

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


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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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
         18.4     Payments                                                                     61

19.      WESTPAC UNDERTAKINGS                                                                  61

         19.1     Set Off                                                                      61

         19.2     Notice of actions                                                            61

         19.3     Notification of Trust                                                        62

20.      REDEMPTION                                                                            62

21.      GOVERNING LAW AND JURISDICTION                                                        62

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


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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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1.       INTRODUCTION AND TRUST MANAGER
--------------------------------------------------------------------------------
1.1      INTRODUCTION

         This Series Notice is issued          on 1999 by Westpac Securitisation
         Management Pty Limited (ACN 081 709 211) of Level 25, 60 Martin Place, Sydney, New South Wales as manager (TRUST MANAGER) under the Master Trust Deed (as defined below). It is issued pursuant and subject to the Master Trust Deed dated 14 February 1997 (the MASTER TRUST DEED) between the The Mortgage Company Pty Limited (ACN 070 968 302) of Level 25, 60 Martin Place, Sydney, New South Wales and Westpac Securities Administration Limited (ACN 000 049 472) of Level 10, 130 Pitt Street, Sydney, New South Wales as trustee of the Series 1999-1G WST Trust (the TRUSTEE).

         Each party to this Series Notice agrees to be bound by the Transaction Documents as amended by this Series Notice in the capacity set out with respect to them in this Series Notice or the Master Trust Deed.

         The Mortgage Company Pty Limited (ACN 070 968 302) (the SERVICER) agrees to service the Purchased Receivables and Purchased Receivable Securities in accordance with the Servicing Agreement.

         Citibank, N.A., London Office (the NOTE TRUSTEE) has agreed to act as note trustee in relation to Notes issued by the Trust under the Note Trust Deed and in accordance with this Series Notice.

1.2      TRUST MANAGER

         (a) The Master Trust Deed is amended for the purpose of the Series 1999-1G WST Trust so that all references to TRUST MANAGER will be taken to be references to Westpac Securitisation Management Pty Limited of Level 25, 60 Martin Place, Sydney, New South Wales, and each party agrees that:

                  (i) Westpac Securitisation Management Pty Limited will be Trust Manager for the purposes of that Trust; and

                  (ii) The Mortgage Company Pty Limited will have no obligations or liabilities as Trust Manager for the purpose of that Trust.

                  This amendment does not relate to or affect any Other Trust.

         (b) Westpac Securitisation Management Pty Limited will comply with all obligations of the Trust Manager in relation to the Series 1999-1G WST Trust as named as such in the Master Trust Deed.

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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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2.       DIRECTION AND TRUST BACK
--------------------------------------------------------------------------------

         (a) A Trust Back, entitled WESTPAC 1999-1G TRUST BACK, is created in relation to Other Secured Liabilities secured by the Purchased Receivable Securities.

         (b) The parties agree that the Trust will be a TRUST for the purposes of the Transaction Documents.

3.       DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

3.1      DEFINITIONS

         Unless otherwise defined in this Series Notice, words and phrases defined in the Master Trust Deed have the same meaning where used in this Series Notice.

         In this Series Notice, and for the purposes of the definitions in the Master Trust Deed, the following terms have the following meanings unless the contrary intention appears. These definitions apply only in relation to the Series 1999-1G WST Trust, and do not apply to any other Trust (as defined in the Master Trust Deed).

         A$ CLASS A COUPON AMOUNT means, for any Payment Date, the amount in Australian dollars which is calculated:

         (a) on a daily basis at the applicable rate set out in the Confirmation relating to the Class A Notes (being AUD-BBR-BBSW, as defined in the ISDA Definitions, as at the first day of the Coupon Period ending on (but excluding) that Payment Date with a designated maturity of 90 days plus the Spread);

         (b) on the A$ Equivalent of the aggregate of the Invested Amount of the Class A Notes as at the first day of the Coupon Period ending on (but excluding) that Payment Date; and

         (c) on the basis of the actual number of days in that Coupon Period and a year of 365 days.

         A$ EQUIVALENT means:

                  (i) in relation to an amount denominated or to be denominated in US$, the amount converted to (and denominated in) A$ at the A$ Exchange Rate; or

                  (ii) in relation to an amount denominated or to be denominated in A$, the amount of A$.

         A$ EXCHANGE RATE means, on any date, the rate of exchange (set as at the commencement of a Currency Swap) applicable under that Currency Swap for the exchange of United States dollars for Australian dollars.

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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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         ACCRUED INTEREST ADJUSTMENT means in relation to an Approved Seller, all:

         (a) interest and fees accrued on the Purchased Receivables, purchased from that Approved Seller, up to (but excluding) the Closing Date which are unpaid as at the close of business on the Closing Date; and

         (b) all amounts received by that Approved Seller under those Purchased Receivables applied by the Servicer to payment of interest and fees under those Purchased Receivables for the period from (but excluding) the Cut-Off Date to (but excluding) the Closing Date.

         AGENCY AGREEMENT means the Agency Agreement dated [*] 1999 between the Trustee, the Trust Manager, the Note Trustee, the Principal Paying Agent and the Agent Bank.

         AGENT BANK means the person appointed as agent bank under the Agency Agreement from time to time.

         APPLICATION FOR NOTES means an application for Registered Notes in the form of schedule 1 to the Master Trust Deed or in such other form as may from time to time be agreed between the Trustee and the Trust Manager.

         APPROVED SELLER means Westpac Banking Corporation (ARBN 007 457 141) or, other than in clauses 8.1, 8.2, 8.3, 8.5(b), 8.6, 8.7, 8.11, 8.12,
         11, 33 and 37 of the Master Trust Deed, the Trustee in its capacity as trustee of the WST Warehouse Trust #1.

         ARREARS subsist in relation to a Purchased Receivable if the Obligor under that Purchased Receivable fails to pay any amount due under that Purchased Receivable on the day it was due. Delayed payments arising from payment holidays based on early repayments (agreed in writing by Westpac), or from maternity or paternity leave repayment reductions, which are granted by Westpac or the Servicer will not, by themselves, lead to a Purchased Receivable being in Arrears.

         ASSET means any Loan, Mortgage or Related Security specified in each Sale Notice which is to be acquired in favour of the Trust, or any Authorised Investment acquired by the Trust.

         AUTHORISED SIGNATORY means:

         (a) in relation to the Note Trustee, any duly authorised officer of Citibank, N.A., London Office and any other duly authorised person of Citibank, N.A., London Office;

         (b) in relation to the Principal Paying Agent, any duly authorised officer of Citibank, N.A. and any other duly authorised person of Citibank, N.A.; and

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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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         (c)      in relation to the Agent Bank, any duly authorised officer of
                  Citibank, N.A. and any other duly authorised person of Citibank, N.A., London Office.

         AVAILABLE INCOME means, in relation to the Trust for any Collection Period, the total of the following:

         (a) the Finance Charge Collections for the Trust for that Collection Period; plus

         (b)      to the extent not included in paragraph (a):

                  (i) any amount received or due to be received by or on behalf of the Trustee in relation to that Collection Period on or by the Payment Date immediately following the end of that Collection Period with respect to net receipts under any Hedge Agreement (other than the Currency Swap);

                  (ii) any interest income received by or on behalf of the Trustee during that Collection Period in respect of moneys credited to the Collection Account in relation to the Trust;

                  (iii) amounts in the nature of interest otherwise paid by Westpac, the Servicer or the Trust Manager to the Trustee in respect of Collections held by it;

                  (iv) all other amounts received by or on behalf of the Trustee in respect of the Assets in the nature of income;

                  (v) all amounts received by or on behalf of the Trustee during that Collection Period from any provider of a Support Facility (other than the Currency Swap) under that Support Facility and which the Trust Manager determines should be accounted for to reduce a Finance Charge Loss; and

                  (vi) any Substitution Net Transfer Amount (Income) received by the Trust from a Warehouse Trust with respect to that Collection Period,

         but excluding interest credited to a Support Facility Collateral Account and any amount payable by the Trustee under clause 6.26.

         AVAILABLE LIQUIDITY AMOUNT means at any time the Liquidity Limit at that time less the Liquidity Outstandings at that time, if positive.

         AVERAGE QUARTERLY PERCENTAGE means, at any date, the sum of Quarterly Percentages for the four full Collection Periods preceding that date, divided by four.

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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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         BANK means:

         (a) for the purposes of paragraph (a) of the definition of Business Day and the definition of US$ Account:

                  (i)      a corporation authorised under the BANKING ACT 1959
                           (Cth) to carry on general banking business in Australia or a corporation formed or incorporated under an Act of the Parliament of an Australian Jurisdiction to carry on the general business of banking;

                  (ii) a person authorised under the BANKING ACT 1987 (UK) to carry on a deposit taking business; or

                  (iii) a banking institution or trust company organised or doing business under the laws of the United States or any state thereof; and

         (b) in any other case, a corporation authorised under the BANKING ACT 1959 (Cth) to carry on general banking business in Australia or a corporation formed or incorporated under an Act of the Parliament of an Australian Jurisdiction to carry on the general business of banking.

         BANK BILL RATE on any date means the rate calculated by taking the rates quoted on the Reuters Screen BBSW Page at approximately 10.00 am, Sydney time, on that date for each Reference Bank so quoting (but not fewer than five) as being the mean buying and selling rate for a bill (which for the purpose of this definition means a bill of exchange of the type specified for the purpose of quoting on the Reuters Screen BBSW Page) having a tenor of 90 days eliminating the highest and lowest mean rates and taking the average of the remaining mean rates and then (if necessary) rounding the resultant figure upwards to four decimal places. If on any date fewer than five Reference Banks have quoted rates on the Reuters Screen BBSW Page, the rate for that date shall be calculated as above by taking the rates otherwise quoted by five of the Reference Banks on application by the parties for such a bill of the same tenor. If in respect of any date the rate for that date cannot be determined in accordance with the foregoing procedures then the rate for that date shall mean such rate as is agreed between the Trust Manager and Westpac Banking Corporation having regard to comparable indices then available, PROVIDED THAT on the first day of any first Coupon Period as it relates to a Class of Notes the BANK BILL RATE shall be an interpolated rate calculated with reference to the tenor of the relevant period.

         BASIS SWAP means, in relation to the master agreement dated on or about the date of this Series Notice made between the Trustee as trustee of the Trust, the Trust Manager and Westpac, on the terms of the ISDA Master Agreement (with amendments thereto), each Transaction (as defined in

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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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         that agreement) entered into in accordance with that agreement in relation to the interest rate risk arising from a Receivable which is subject to either a variable rate set, as permitted by the relevant Receivable Agreement, at the discretion of Westpac, or a concessionary introductory fixed rate of 12 months or less as determined by Westpac.

         BENEFICIARY means, in relation to the Trust, each holder of a Unit (as defined in clause 12).

         BOND FACTOR means the Class A Bond Factor, the Class B Bond Factor, the RFS Class A Bond Factor or the RFS Bond Factor.

         BOOK-ENTRY NOTE means a book-entry note issued or to be issued by the Trustee in registered form under clause 3.1 of the Note Trust Deed representing Class A Notes, substantially in the form of schedule 1 to the Note Trust Deed.

         BUSINESS DAY means:

         (a) in relation to the Note Trust Deed, the Agency Agreement, any Class A Note (including any Condition) and any payment of US$ under a Currency Swap, any day, other than a Saturday, Sunday or public holiday, on which Banks are open for business in London and New York, or as otherwise specified in the relevant Conditions; and

         (b) in relation to any Registered Notes, any other Transaction Document and any payments of A$ under the Currency Swap, any day, other than a Saturday, Sunday or public holiday, on which Banks are open for business in Sydney.

         CARRYOVER CHARGE OFF means, in relation to the Trust at any time, a Carryover Class A Charge Off, a Carryover Class B Charge Off, a Carryover RFS Charge Off, a Carryover RFS Class A Charge Off or a Carryover Redraw Charge Off.

         CARRYOVER CLASS A CHARGE OFF means, on any Determination Date in relation to a Class A Note, the aggregate of Class A Charge Offs in relation to that Class A Note prior to that Determination Date and which have not been reinstated under clauses 6.11(a)(ii)(C) and 6.20(b)(ii).

         CARRYOVER CLASS B CHARGE OFF means, on any Determination Date in relation to a Class B Note, the aggregate of Class B Charge Offs in relation to that Class B Note prior to that Determination Date and which have not been reinstated under clause 6.11(a)(iii).

         CARRYOVER REDRAW CHARGE OFF means, on any Determination Date, the aggregate of Redraw Charge Offs prior to that Determination Date and which have not been reinstated under clause 6.11(a)(ii)(D).

         CARRYOVER RFS CHARGE OFF means, on any Determination Date in relation to an RFS, the aggregate of RFS Charge Offs in relation to that

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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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         RFS prior to that Determination Date and which have not been reinstated
         under clause 6.11(a)(ii)(A).

         CARRYOVER RFS CLASS A CHARGE OFF means, on any Determination Date in relation to an RFS Class A Note, the aggregate of Class A RFS Charge Offs in relation to that RFS Class A Note prior to that Determination Date and which have not been reinstated under clause 6.11(a)(ii)(B).

         CLASS A BOND FACTOR means, on a Determination Date, the aggregate of the Class A Invested Amounts for all Class A Notes for that Determination Date less all Class A Principal Payments to be made on the next Payment Date divided by the aggregate Class A Initial Invested Amount for all Class A Notes, expressed to seven decimal places.

         CLASS B BOND FACTOR means, on a Determination Date, the aggregate of the Class B Invested Amounts for all Class B Notes for that Determination Date less all Class B Principal Payments to be made on the next Payment Date divided by the aggregate Class B Initial Invested Amount for all Class B Notes, expressed to seven decimal places.

         CLASS A CHARGE OFF means, in relation to a Class A Note, the amount of any reduction in the Class A Stated Amount for that Note under clause 6.18.

         CLASS B CHARGE OFF means, in relation to a Class B Note, the amount of any reduction in the Class B Stated Amount for that Note under clause 6.18.

         CLASS A COUPON means all interest accrued on the Class A Notes in respect of a Coupon Period in accordance with clause 4.8.

         CLASS B COUPON means all interest accrued on the Class B Notes in respect of a Coupon Period in accordance with clause 4.8.

         CLASS A FOREX PERCENTAGE means, on any date the A$ Equivalent of the Class A Stated Amounts at that date divided by the sum of the A$ Equivalent of the Class A Stated Amounts and the RFS Class A Stated Amounts, as at that date, expressed as a percentage.

         CLASS A INITIAL INVESTED AMOUNT means, in relation to any Class A Note, the Initial Invested Amount of that Class A Note.

         CLASS B INITIAL INVESTED AMOUNT means, in relation to any Class B Note, the Initial Invested Amount of that Class B Note.

         CLASS A NOTE means a Note issued as a Class A Note by the Trustee with the characteristics of a Class A Note under this Series Notice and includes any Book-Entry Note (or any part or interest in it) and any Definitive Note, but does not include any RFS Class A Note.

         CLASS A NOTEHOLDER means a Noteholder who holds a Class A Note.

         CLASS B NOTE means a Note issued as a Class B Note by the Trustee with the characteristics of a Class B Note under this Series Notice.

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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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         CLASS B NOTEHOLDER means a Noteholder who holds a Class B Note.

         CLASS A PERCENTAGE means, on a Determination Date, the sum of the aggregate of:

         (a)      the A$ Equivalent of the Class A Stated Amounts;

         (b)      the RFS Class A Stated Amounts; and

         (c)      the Redraw Limit,

         in each case for the preceding Determination Date as a percentage of the sum of the A$ Equivalent of the Total Stated Amount, the RFS Class A Stated Amounts and the Redraw Limit calculated as at the preceding Determination Date.

         CLASS B PERCENTAGE means, on a Determination Date, the aggregate of the Class B Stated Amounts for the preceding Determination Date as a percentage of the sum of the A$ Equivalent of the Total Stated Amount, RFS Class A Stated Amounts and the Redraw Limit calculated as at the preceding Determination Date.

         CLASS A PRINCIPAL PAYMENT means each payment to the Class A Noteholders under clause 6.20(b)(iii).

         CLASS B PRINCIPAL PAYMENT means each payment to the Class B Noteholders under clause 6.14 (a)(iii), 6.15(a)(C) and 6.16(a)(C).

         CLASS A STATED AMOUNT means, on a Determination Date and in relation to a Class A Note, an amount equal to:

         (a)      the Class A Initial Invested Amount for that Note; less

         (b) the aggregate of all Class A Principal Payments made before that Determination Date with respect to that Class A Note; less

         (c) Carryover Class A Charge Offs (if any) made in relation to that Class A Note to the extent not reinstated under clause
                  6.11 before that Determination Date; less

         (d) Class A Principal Payments (if any) to be made in relation to that Class A Note on the next Payment Date; less

         (e) Class A Charge Offs (if any) to be made in relation to that Class A Note on the next Payment Date; plus

         (f) the amount (if any) of the Excess Available Income applied in reinstating the Stated Amount of that Class A Note under clause 6.11(a)(ii) on that Determination Date.

         CLASS B STATED AMOUNT means, on a Determination Date and in relation to a Class B Note, an amount equal to:

         (a)      the Class B Initial Invested Amount for that Note; less

         (b) the aggregate of all Class B Principal Payments made before that Determination Date with respect to that Class B Note; less

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SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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         (c)      Carryover Class B Charge Offs (if any) made in relation to that Class B Note to the extent not reinstated under clause
                  6.11 before that Determination Date; less

         (d) Class B Principal Payments (if any) to be made in relation to that Class B Note on the next Payment Date; less

         (e) Class B Charge Offs (if any) to be made in relation to that Class B Note on the next Payment Date; plus

         (f) the amount (if any) of the Excess Available Income applied in reinstating the Stated Amount of that Class B Note under clause 6.11(a)(iii) on that Determination Date.

         CLEARING AGENCY means an organisation registered as a CLEARING AGENCY pursuant to Section 17A of the Exchange Act appointed by the Trust Manager and the Trustee to hold Class A Notes (directly or through a Common Depositary), and initially means DTC.

         CLOSING DATE means, in relation to the Trust, 13 May 1999.

         COLLECTION ACCOUNT means, in relation to the Trust, the Australian dollar account, number 032 024 26 3813, with Westpac at 60 Martin Place, Sydney, New South Wales, or any other account opened and maintained by the Trustee with an Approved Bank under clause 27 of the Master Trust Deed.

         COLLECTION PERIOD means, in relation to a Payment Date, the period from (and including) the tenth day of the Quarter preceding the Quarter in which the Payment Date occurs to (and including) the ninth day of the Quarter in which the Payment Date occurs. The first Collection Period is the period from (but excluding) the Cut-Off Date to (and including) 9 August 1999. The last Collection Period is the period from (but excluding) the last day of the previous Collection Period to (and including) the Termination Date of the Trust.

         COLLECTIONS means, in relation to the Trust for a period, Finance Charge Collections and Gross Principal Collections for that period.

         COMMON DEPOSITARY means Cede & Co. as depositary for DTC, or any other common depositary for DTC or any other Clearing Agency appointed from time to time to hold any Book-Entry Note.

         CONDITIONS means the Conditions for the Class A Notes in the form set out in schedule 3 to the Note Trust Deed (but, so long as the Class A Notes are represented by Book-Entry Notes, with the deletion of any provisions which are applicable only to the Definitive Notes), as the same may from time to time be modified in accordance with this Series Notice. Any reference in this Series Notice to a particular numbered Condition shall be construed accordingly.

         CONFIRMATION means, in respect of a Currency Swap, any Confirmation (as defined in the Currency Swap).

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         COUPON means a Class A Coupon, Class B Coupon, an RFS Class A Coupon or
         RFS Coupon.

         COUPON PAYMENT DATE means, for the purposes of the Master Trust Deed, each Payment Date.

         COUPON PERIOD means:

         (a) in relation to the first Coupon Period of an RFS, the period commencing on (and including) the issue date of that RFS and ending on (but excluding) the next Payment Date;

         (b) in relation to the final Coupon Period of an RFS, the period commencing on (and including) the Payment Date immediately preceding the date of conversion of that RFS under clause 5.4 and ending on (but excluding) that date of conversion;

         (c) in relation to the first Coupon Period of any Class A Note or Class B Note, the period commencing on (and including) the Closing Date and ending on (but excluding) the first Payment Date;

         (d) in relation to the first Coupon Period of any RFS Class A Note, the period commencing on (and including) the date on which that RFS Class A Note converts from an RFS under clause
                  5.4 and ending on (but excluding) the first Payment Date following that date;

         (e) in relation to the final Coupon Period, the period commencing on (and including) the Payment Date prior to the Maturity Date and ending on (but excluding) the Maturity Date; and

         (f) in relation to each other Coupon Period, each period commencing on (and including) a Payment Date and ending on (but excluding) the next Payment Date.

         COUPON RATE means, in relation to:

         (a) a Note (other than a Registered Note) and a Coupon Period, LIBOR in relation to that Coupon Period; and

         (b) in relation to a Registered Note and a Coupon Period, the Bank Bill Rate on the first day of that Coupon Period,

         plus, in all cases, the relevant Margin for the relevant Note.

         CURRENCY SWAP means, in relation to each master agreement dated on or about the date of this Series Notice between the Trustee as trustee of the Trust, the Trust Manager and each Currency Swap Provider, on the terms of the ISDA Master Agreement (with amendments thereto), each Transaction (as defined in that agreement) entered into in accordance with that agreement under which the relevant Currency Swap Provider agrees to pay certain amounts in US$ to the Trustee in exchange for certain amounts in A$ or any other Hedge Agreement on similar terms

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         which, if entered into, will not result in the downgrading of, or withdrawal of rating for, any Notes.

         CURRENCY SWAP PROVIDER means:

         (a) initially, Morgan Guaranty Trust Company of New York, London Office and Westpac; and

         (b)      thereafter, any other person who is a party to a Currency
                  Swap.

         CUT-OFF DATE means the date specified in the Sale Notice as the Cut-Off Date.

         DAY COUNT FRACTION means, for the purpose of the Currency Swap, the basis for the calculation of interest on Class A Notes set out in Clause 4.8(a)(iii).

         DEALER AGREEMENT means the Underwriting Agreement or an RFS Dealer Agreement.

         DEFINITIVE NOTE means a note in definitive form (whether bearer or registered) issued or to be issued in respect of Class A Notes under, and in the circumstances specified in, clause 3.3 of the Note Trust Deed, and includes any replacement for a Definitive Note issued under Condition 11.

         DESIGNATED MATURITY means, for the purpose of the Currency Swap, three months.

         DESIGNATED RATING AGENCY means:

         (a)      in the case of Class A Notes, S&P, Moody's and Fitch;

         (b)      in the case of Class B Notes, S&P and Fitch;

         (c) in the case of RFSs and RFS Class A Notes, S&P or as otherwise determined by the Trust Manager and advised to the Trustee.

         DETERMINATION DATE means, in relation to the Trust for a Collection Period, the date which is four Business Days prior to the Payment Date following the end of that Collection Period.

         DTC means the Depository Trust Company.

         ELIGIBILITY CRITERIA means the criteria set out in the schedule to this Series Notice.

         ENFORCEMENT EXPENSES means the costs and expenses incurred by Westpac or the Servicer in connection with the enforcement of any Purchased Receivables or the related Receivable Rights referred to in clause 7.2(a) of the Servicing Agreement.

         EXCESS AVAILABLE INCOME means, for a Collection Period, the amount (if any) by which the Total Available Funds for the Collection Period exceeds the Total Payments for the Collection Period.

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         EXCESS COLLECTIONS DISTRIBUTION means, in relation to a Collection
         Period, the amount (if any) by which the Excess Available Income for that Collection Period exceeds the amounts applied under clause 6.11 on the Determination Date relating to that Collection Period.

         FINANCE CHARGE COLLECTIONS means, for a Collection Period, the aggregate of:

         (a) the aggregate of all amounts received by or on behalf of the Trustee during that Collection Period in respect of Government Charges, interest, fees and other amounts in the nature of income payable under or in respect of the Purchased Receivables and the related Receivable Rights, to the extent not included within any other paragraph of this definition, including:

                  (i) any Liquidation Proceeds received on account of interest;

                  (ii) any payments by Westpac to the Trustee on the repurchase of a Purchased Receivable under the Master Trust Deed during that Collection Period which are attributable to interest;

                  (iii) any amounts in the nature of interest adjustments received by the Trust from the Trustee as trustee of a Warehouse Trust in relation to the transfer of Purchased Receivables and Purchased Receivable Securities from the Trust to that Warehouse Trust; and

                  (iv) the Prepayment Cost Surplus for that Collection Period (if any);

         (b) all amounts in respect of interest, fees and other amounts in the nature of income, received by or on behalf of the Trustee during that Collection Period including:

                  (i) from an Approved Seller, in respect of any breach of a representation, warranty or undertaking contained in the Master Trust Deed or this Series Notice;

                  (ii) from an Approved Seller under any obligation under the Master Trust Deed or this Series Notice to indemnify or reimburse or pay damages to the Trustee for any amount;

                  (iii) from the Servicer in respect of any breach of a representation, warranty or undertaking contained in the Servicing Agreement or the Series Notice; and

                  (iv) from the Servicer under any obligation under the Servicing Agreement or the Series Notice to indemnify or reimburse or pay damages to the Trustee for any amount,

                  in each case which are determined by the Trust Manager to be in respect of interest, fees and other amounts in the nature of

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                  income payable under the Purchased Receivables and the related
                  Receivable Rights; and

         (c) Recoveries received by or on behalf of the Trustee during that Collection Period; less:

         (d) the Government Charges collected by or on behalf of the Trustee for that Collection Period;

         (e) the aggregate of all fees and charges due to the Servicer or Westpac under the Receivables as agreed by them from time to time and collected by Westpac or the Servicer during that Collection Period; and

         (f) the Prepayment Cost Surplus (if any) due to Westpac under clause 6.21(b) for that Collection Period and collected by Westpac or the Servicer during that Collection Period.

         FINANCE CHARGE LOSS means, for a Collection Period, the amount of all Liquidation Losses referred to in clause 6.6(a).

         GOVERNMENT CHARGES means, for any Collection Period, the aggregate of all amounts collected by the Servicer or Westpac in respect of the Purchased Receivables and the related Receivable Rights representing financial institutions duty, bank accounts debit tax or similar Taxes.

         GROSS PRINCIPAL COLLECTIONS means, for a Collection Period, the aggregate of:

         (a) all amounts received by or on behalf of the Trustee from or on behalf of Obligors under the Purchased Receivables during the Collection Period in respect of principal, in accordance with the terms of the Purchased Receivables, including principal prepayments;

         (b) all other amounts received by or on behalf of the Trustee under or in respect of principal under the Purchased Receivables and the related Receivable Rights during that Collection Period including:

                  (i) any Liquidation Proceeds received on account of principal;

                  (ii) any payments by Westpac to the Trustee on the repurchase of a Purchased Receivable under the Master Trust Deed during that Collection Period which are attributable to principal;

                  (iii) any payments by the Trustee (as trustee of a Warehouse Trust) on the purchase by that Warehouse Trust of any Assets of the Trust which are attributable to principal;

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                  (iv)     any Prepayment Costs applied towards Prepayment
                           Benefits under clause 6.21(a); and

                  (v) any Prepayment Benefit Shortfall paid by Westpac to the Trust under clause 6.21(c);

         (c) all amounts received by or on behalf of the Trustee during that Collection Period from any provider of a Support Facility (other than the Currency Swap) under that Support Facility and which the Trust Manager determines should be accounted for to reduce a Principal Loss;

         (d) all amounts received by or on behalf of the Trustee during that Collection Period:

                  (i) from an Approved Seller, in respect of any breach of a representation, warranty or undertaking contained in the Master Trust Deed or this Series Notice;

                  (ii) from an Approved Seller under any obligation under the Master Trust Deed or this Series Notice to indemnify or reimburse or pay damages to the Trustee for any amount;

                  (iii) from the Servicer, in respect of any breach of any representation, warranty or undertaking contained in the Servicing Agreement; and

                  (iv) from the Servicer under any obligation under the Servicing Agreement to indemnify or reimburse or pay damages to the Trustee for any amount,

                  in each case, which are determined by the Trust Manager to be in respect of principal payable under the Purchased Receivables and the related Receivable Rights;

         (e) any amounts in the nature of principal received by or on behalf of the Trustee during that Collection Period pursuant to the sale of any Asset (including any amount received by the Trustee on the issue of Notes, or the A$ Equivalent of that amount if the relevant Notes are denominated in US$, which was not used to purchase a Purchased Receivable or Purchased Receivable Security and which the Trust Manager determines is surplus to the requirements of the Trust);

         (f) for the purposes of clause 6.11 only, any amount of Excess Available Income to be applied to pay a Principal Charge Off or a Carryover Charge Off;

         (g) any amount received by or on behalf of the Trustee during that Collection Period as proceeds from the issue of any RFS to the extent not applied to reimburse amounts drawn under the Redraw Facility;

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SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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         (h)      any Excess Available Income to be applied under clause
                  6.11(a)(iv) to Principal Draws made on a previous Payment
                  Date;

         (i)      any Prepayment Calculation Adjustment for that Collection
                  Period; and

         (j) any Substitution Net Transfer Amount (Principal) received by the Trust from a Warehouse Trust with respect to that Collection Period,

         but excludes any amount payable by the Trustee under clause 6.26.

         HEDGE AGREEMENT in relation to the Trust includes the Basis Swap, any Interest Rate Swap or (notwithstanding the definition of HEDGE AGREEMENT in the Master Trust Deed) the Currency Swap.

         HOUSING LOAN PRINCIPAL means, in relation to a Purchased Receivable, the principal amount of that Purchased Receivable from time to time.

         INCOME PERCENTAGE means, in relation to the holder of a Residual Income Unit (as defined in clause 12) at any time, the subscription price paid by that person for that Residual Income Unit divided by the total subscription prices of all Residual Income Units recorded in the Register maintained under clause 12 at that time, expressed as a percentage.

         INFORMATION MEMORANDUM means the Prospectus dated [*] relating to the Trust and the Notes.

         INITIAL INVESTED AMOUNT means, in respect of a Note, the amount stated as the Initial Invested Amount for that Note in clause 4.2(e).

         INITIAL PRINCIPAL DISTRIBUTION means any distribution of Principal Collections in accordance with clause 6.13.

         INITIAL SUBORDINATED PERCENTAGE means [2.44%].

         INTEREST RATE SWAP means, in relation to the master agreement dated on or about the date of this Series Notice made between the Trustee as trustee of the Trust, the Trust Manager and Westpac Banking Corporation, on the terms of the ISDA Master Agreement (with amendments thereto), each Transaction (as defined in that agreement) entered into in accordance with that agreement in relation to the interest rate risk arising from a Receivable which is a Fixed Option Home Loan or which is otherwise subject to a fixed rate of interest (other than a Receivable subject to a concessional introductory fixed rate of interest for 12 months or less).

         INVESTED AMOUNT means, on any day in relation to a Note, the Initial Invested Amount of that Note minus the aggregate of Principal Payments made or to be made in respect of the Note on or before that date.

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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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         ISDA DEFINITIONS means the 1991 Definitions (as supplemented by the
         1998 Supplement) published by the International Swaps and Derivatives Association, Inc.

         LIBOR means, in relation to any Coupon Period, the rate of interest determined by the Agent Bank on the basis of the following paragraphs.

         On the second Business Day before the beginning of each Coupon Period (each a COUPON DETERMINATION Date), the Agent Bank will determine the rate "USD-LIBOR-BBA" as the applicable Floating Rate Option under the ISDA Definitions being the rate applicable to any Coupon Period for three-month deposits in US dollars which appears on the Telerate Page 3750 as of 11.00 a.m., London time, on the Coupon Determination Date. If such rate does not appear on the Telerate Page 3750, the rate for that Coupon Period will be determined as if "USD-LIBOR-Reference Banks" were the applicable Floating Rate Option under the ISDA Definitions. Provided that on the first day of the first Coupon Period USD-LIBOR-BBA shall be an interpolated rate calculated with reference to the period from (and including) the Closing Date to (but excluding) the first Payment Date.

         In this definition of LIBOR, BUSINESS DAY means any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London.

         LEAD MANAGER means:

         (a)      in relation to the Underwriting Agreement, any Manager; and

         (b) in relation to an RFS Dealer Agreement, any person identified as a "Lead Manager" in that RFS Dealer Agreement for the purposes of this Series Notice.

         LIQUIDITY FACILITY AGREEMENT means, in relation to the Trust, the agreement so entitled dated on or about the date of this Series Notice between the Trustee, the Trust Manager and the Liquidity Facility Provider.

         LIQUIDITY FACILITY PROVIDER means, in relation to the Trust, Westpac Banking Corporation.

         LIQUIDATION LOSS means, for a Collection Period in relation to a Purchased Receivable which is being enforced, the amount (if any) by which the Unpaid Balance of the Purchased Receivable (together with the Enforcement Expenses relating to the Purchased Receivable and the related Receivable Rights) exceeds the Liquidation Proceeds in relation to the Purchased Receivable.

         LIQUIDATION PROCEEDS means, in relation to a Purchased Receivable and the related Receivable Rights which have been or are being enforced, all amounts recovered, or determined by the Servicer as likely to be recovered, in respect of the enforcement of the Purchased Receivable and

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         the related Receivable Rights (but does not include the proceeds of any
         Mortgage Insurance Policy).

         LIQUIDITY DRAW means a drawing under the Liquidity Facility.

         LIQUIDITY LIMIT means the commitment of the Liquidity Facility Provider under the Liquidity Facility, as varied from time to time.

         LIQUIDITY OUTSTANDINGS means, at any time, the total principal amount of all outstanding Liquidity Draws at that time.

         LIQUIDITY SHORTFALL means, in relation to a Collection Period, the amount (if any) by which the Total Payments for the Collection Period exceed the aggregate of the Available Income and any Principal Draws for the Collection Period.

         MANAGER means:

         (a) in relation to the Underwriting Agreement, any person identified as an "Underwriter" in the Underwriting Agreement for the purposes of this Series Notice; and

         (b) in relation to an RFS Dealer Agreement, any person identified as a "Manager" in that RFS Dealer Agreement for the purposes of this Series Notice.

         MARGIN means, in relation to any Note, the Margin for that Note specified in clause 4.2(d).

         MATURITY DATE means, in relation to a Note, the Maturity Date for that Note specified in clause 4.2(i).

         MORTGAGE includes any Mortgage originated by Westpac which is transferred to the Trustee by the Warehouse Trustee (as Approved Seller) from the Warehouse Trust.

         MORTGAGE INSURER means Housing Loans Insurance Corporation Pty Limited, Royal and Sun Alliance Lenders Mortgage Insurance Limited, MGICA Limited or Westpac Lenders Mortgage Insurance Limited.

         MORTGAGE SHORTFALL means, in relation to a Purchased Receivable, the amount (if a positive number) equal to the Principal Loss for that Purchased Receivable minus the aggregate of:

         (a) the total amount recovered and recoverable in respect of that Purchased Receivable under the Mortgage Insurance Policies, determined to be attributable to principal under clause 6.7(b); and

         (b) the total amount recovered and recoverable by the Trustee from the Approved Sellers or the Servicer (as the case may be) in respect of that Purchased Receivable (by way of damages or otherwise) under or in respect of the Master Trust Deed, this Series Notice or the Servicing Agreement (as the case may be), determined by the Trust Manager to be attributable to principal.

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SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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         For the purposes of:

         (c) this definition, an amount shall be regarded as not recoverable upon the earlier of:

                  (i)      a determination being made, in the case of paragraph
                           (a), by the Trust Manager, and in the case of paragraph (b), by the Trustee, in each case upon the advice of such suitably qualified expert advisers as the Trust Manager or the Trustee (as the case may be) thinks fit, that there is no such amount, or that such amount is not likely to be recovered (including because the relevant Mortgage Insurance Policy has been terminated, the Mortgage Insurer is entitled to reduce the amount of the claim or the Mortgage Insurer defaults in payment of a claim); and

                  (ii) the date which is two years after the Determination Date upon which the relevant Principal Loss was determined under clause 6.6(b); and

         (d) this Series Notice, a Mortgage Shortfall arises on the date upon which there are no further amounts referred to in (a) and
                  (b) recoverable in respect of the relevant Purchased
                  Receivable.

         NOTE means a Class A Note, a Class B Note, an RFS Class A Note or an RFS referred to in clauses 4 and 5, and includes:

         (a)      the Conditions relating to a Class A Note; and

         (b) any interest in a Book-Entry Note as an account holder with a Clearing Agency.

         NOTE ACKNOWLEDGEMENT means an acknowledgment of the registration of a person as the holder of a Registered Note in the form set out in schedule 2 to the Master Trust Deed or in such other form as may from time to time be agreed between the Trustee and the Trust Manager.

         NOTE TRANSFER means a transfer and acceptance of Registered Notes materially in the form of schedule 4 to the Master Trust Deed or in such other form as may from time to time be agreed between the Trustee and the Trust Manager.

         NOTEHOLDER means, at any time, the person who:

         (a) in relation to a Registered Note, is registered as the holder of that Note at that time;

         (b) in relation to a Definitive Note, is the registered holder of that Note (in the case of registered Definitive Notes) or bearer of that Note (in the case of bearer Definitive Notes) at that time; or

         (c) in relation to a Note which is represented by a Book-Entry Note, is the registered holder of that Note at that time,

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         except that for the purposes of payments in respect of Book-Entry
         Notes, the right to those payments shall be vested, as against the Trustee and the Note Trustee in respect of the Trust, by payment to the Clearing Agency in accordance with and subject to their respective Conditions and the provisions of this Series Notice and the Note Trust Deed. The words HOLDER and HOLDERS shall (where appropriate) be construed accordingly.

         NOTE PARTY means the Agent Bank, each Paying Agent and the Note Registrar.

         NOTE REGISTRAR means Citibank, N.A., London Office or any successor note registrar approved in writing by the Note Trustee and appointed under the Agency Agreement.

         NOTE REGISTER means the register kept by the Note Registrar to provide for the registration and transfer of Class A Notes under the Note Trust Deed.

         NOTE TRUST DEED means the deed so entitled dated on or about the date of this Series Notice between the Trustee, the Trust Manager and the Note Trustee.

         NOTE TRUSTEE means Citicorp Trustee Company Limited.

         NOTICE DATE means, in relation to a Collection Period, the date which is the Business Day prior to the Payment Date following the end of that Collection Period.

         NOTICE OF CREATION OF TRUST means the Notice of Creation of Trust dated [*] May 1999 issued under the Master Trust Deed in relation to the Trust.

         OTHER TRUST means any Trust (as defined in the Master Trust Deed) other than the Trust.

         PAYING AGENT means any person appointed as a Paying Agent under the Agency Agreement, including the Principal Paying Agent.

         PAYMENT DATE, in relation to a Note, has the meaning given in relation to that Note in clause 4.2(h).

         PAYMENT SHORTFALL means, in relation to a Collection Period, the amount (if any) by which the Total Payments for that Collection Period exceed the Available Income for that Collection Period.

         PREPAYMENT BENEFIT means, on the early discharge of a Purchased Receivable which is a Housing Loan bearing a fixed rate of interest (other than a Receivable subject to a concessionary rate of interest for 12 months or less), the amount (if any) credited to the relevant Obligor's loan account by Westpac by means of a reduction in the Housing Loan Principal of that Purchased Receivable, in accordance with the relevant Receivable Agreement.

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                                                                     ALLEN ALLEN
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         PREPAYMENT BENEFIT SHORTFALL means, in relation to a Collection Period, the amount by which the total of all Prepayment Benefits for that Collection Period exceeds the total of all Prepayment Costs for that Collection Period.

         PREPAYMENT CALCULATION ADJUSTMENT means, in relation to a Purchased Receivable, any amount credited to the Obligor by Westpac under that Purchased Receivable to reflect an interest adjustment resulting from a change in computer systems.

         PREPAYMENT COST means, on the early discharge of a Purchased Receivable which is a Housing Loan bearing a fixed rate of interest (other than a Receivable subject to a concessionary rate of interest for 12 months or less), the amount (if any) owed by the relevant Obligor and collected by Westpac, in accordance with the relevant Receivable Agreement.

         PREPAYMENT COST SURPLUS means, in relation to a Collection Period, the amount by which the total of all Prepayment Costs for that Collection Period exceeds the total of all Prepayment Benefits for that Collection Period.

         PRINCIPAL CHARGE OFF means, in relation to any Collection Period, the aggregate of all Mortgage Shortfalls for that Collection Period.

         PRINCIPAL COLLECTIONS means, for a Collection Period:

         (a)      the Gross Principal Collections for that Collection Period;
                  less

         (b) any amounts deducted by or paid to Westpac under clause 6.3(a) to reimburse Redraws funded by Westpac during that Collection Period for which Westpac has not previously been reimbursed.

         PRINCIPAL DRAW means, for a Collection Period, the amount calculated under clause 6.4 in relation to that Collection Period.

         PRINCIPAL ENTITLEMENT means, in relation to a Note for the purposes of the Master Trust Deed on any date, the Stated Amount of that Note at that date.

         PRINCIPAL LOSS means, for a Collection Period in relation to a Purchased Receivable, the amount of any Liquidation Loss for that Purchased Receivable for that Collection Period referred to in clause 6.6(b).

         PRINCIPAL OUTSTANDING has the meaning given in the Redraw Facility Agreement.

         PRINCIPAL PAYING AGENT means Citibank, N.A., London Office, or any successor as Principal Paying Agent under the Agency Agreement.

         PRINCIPAL PAYMENT means a Class A Principal Payment, a Class B Principal Payment, an RFS Class A Principal Payment or an RFS Principal Payment.

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         PRINCIPAL REPAYMENT DATE means, in relation to a Note for the purposes of the Master Trust Deed, the Maturity Date for that Note and each date on which the Invested Amount or Stated Amount is reduced under this Series Notice.

         PROPERTY RESTORATION EXPENSES means costs and expenses incurred by or on behalf of the Trustee, or by the Servicer under the Servicing Agreement, in repairing, maintaining or restoring to an appropriate state of repair and condition any Mortgaged Property, in exercise of a power conferred on the mortgagee under the Purchased Receivable and Relevant Documents relating thereto.

         PURCHASED RECEIVABLE means each Loan specified in the Sale Notice (including any Redraw in respect of that Loan), unless the Trustee has ceased to have an interest in that Loan.

         PURCHASED RECEIVABLE SECURITY means each Mortgage specified in the Sale Notice, unless the Trustee has ceased to have an interest in that Mortgage.

         QUARTER means each three month period in a year which period begins on 1 February, 1 May, 1 August or 1 November.

         QUARTERLY PERCENTAGE means, for a Collection Period, the aggregate Housing Loan Principal of all Purchased Receivables which are in Arrears for more than 60 consecutive days as at close of business on the last day of that Collection Period, expressed as a percentage of the aggregate Housing Loan Principal of all Purchased Receivables as at close of business on the last day of that Collection Period.

         RECEIVABLE means, in relation to the Trust, the rights of the relevant Approved Seller or the Trustee (as the case may require) under or in respect of Loans constituted upon acceptance of Westpac's standard Loan Offer for:

         (a)      a Premium Option Home Loan;

         (b)      a Fixed Options Home Loan;

         (c)      a Special Offer Fixed Options Home Loan;

         (d)      a First Option Home Loan earning a variable rate of interest;

         (e)      a Premium Option Home Loan with 1 Year Guaranteed Rate;

         (f)      a Fixed Rate Investment Property Loan;

         (g) a Variable Rate Investment Property Loan earning a variable rate of interest;

         (h) an Investment Loan with 1 Year Guaranteed Rate earning a concessional introductory rate fixed for up to one year; or

         (i) a First Option Investment Property Loan earning a variable rate of interest.

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         (or any variation of those products after the Sale Notice is or was given) as varied by Westpac's standard letter of variation, or any other Receivables (as defined in the Master Trust Deed) originated by Westpac which is acceptable to the Trustee (in all cases in the form certified by Westpac before the Sale Notice is or was given, and as certified thereafter from time to time).

         RECORD DATE means:

                  (i) with respect to a Payment Date for any Registered Note, 4.00pm (Sydney time) on the second Business Day before that Payment Date;

                  (ii) with respect to the Payment Date for any Book-Entry Note, close of business on the second Business Day before that Payment Date; and

                  (iii) with respect to the Payment Date for any Definitive Note, the last day of the calendar month before that Payment Date.

         RECOVERY means any amount received by Westpac or the Servicer under or in respect of a Purchased Receivable and the related Receivable Rights at any time after a Finance Charge Loss or Principal Loss has arisen in respect of that Purchased Receivable (other than any amount received under a Mortgage Insurance Policy), provided that amount is not otherwise payable to an insurer under a Mortgage Insurance Policy.

         REDRAW means, in relation to any Collection Period, an amount provided to an Obligor by Westpac under a Purchased Receivable in respect of any principal prepayments previously made to the Obligor's loan account in accordance with the terms of the Obligor's Purchased Receivable.

         REDRAW CHARGE OFF means the amount of any reduction in the Principal Outstanding under the Redraw Facility Agreement under clause 6.18(b)(iv) of this Series Notice.

         REDRAW FACILITY AGREEMENT means, in relation to the Trust, the agreement so entitled dated on or about the date of this Series Notice between the Trustee, the Trust Manager and the Redraw Facility Provider.

         REDRAW FACILITY PROVIDER means, in relation to the Trust, Westpac Banking Corporation.

         REDRAW LIMIT means the Redraw Limit as defined in the Redraw Facility Agreement.

         REDRAW SHORTFALL means, on each Determination Date, the aggregate of Redraws made prior to that Determination Date which remain outstanding after applying Gross Principal Collections towards reimbursement of those Redraws under clause 6.3.

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         REFERENCE BANK means any financial institution authorised to quote on the Reuters Screen BBSW Page.

         REGISTERED NOTE means an RFS, an RFS Class A Note or a Class B Note.

         REGISTERED NOTE PAYMENT DATE means a Payment Date for a Registered
         Note.

         REGISTERED NOTEHOLDER means a person who is a Noteholder in relation to a Registered Note.

         REMAINING LIQUIDITY SHORTFALL means, in relation to a Collection Period, the amount (if any) by which the Liquidity Shortfall (if any) for that Collection Period exceeds the Available Liquidity Amount for that Collection Period.

         REMITTANCE DATE means, in relation to a Collection Period, the date which is two Business Days prior to the Payment Date following the end of that Collection Period.

         RFS means a debt security issued by the Trustee as trustee of the Trust under clause 5.

         RFS BOND FACTOR means, on a Determination Date, for each RFS Series, the RFS Invested Amount less any RFS Principal Payments to be made on the next Payment Date divided by the aggregate RFS Initial Invested Amount for all RFSs, expressed to seven decimal places.

         RFS CHARGE OFF means the amount of any reduction in the RFS Stated Amount under clause 6.18(b)(iii).

         RFS CLASS A BOND FACTOR means, on a Determination Date, for all outstanding RFS Class A Notes, the RFS Class A Invested Amount less any RFS Class A Principal Payments to be made on the next Payment Date divided by the aggregate RFS Class A Initial Invested Amount for all RFS Class A Notes, expressed to seven decimal places.

         RFS CLASS A CHARGE OFF means the amount of any reduction in the RFS Class A Stated Amount under clause 6.18(b)(ii).

         RFS CLASS A COUPON means all interest on the RFS Class A Notes in respect of a Coupon Period in accordance with clause 4.8.

         RFS CLASS A FOREX PERCENTAGE means, on any date, 100% minus the Class A Forex Percentage as at that date, expressed as a percentage.

         RFS CLASS A INITIAL INVESTED AMOUNT means, in relation to any RFS Class A Note, the Initial Invested Amount of that RFS Class A Note.

         RFS CLASS A INVESTED AMOUNT means, in relation to any RFS Class A Note at any time, the Invested Amount of that RFS Class A Note at that time.

         RFS CLASS A NOTE means any RFS which is converted to a Class A Note under clause 5.4.

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         RFS CLASS A PRINCIPAL PAYMENT means each payment to the holder of an
         RFS Class A Note under clause 6.15(B)(2) or 6.16(B)(2).

         RFS CLASS A STATED AMOUNT means, on a Determination Date and in relation to an RFS Class A Note, an amount equal to:

         (a) the RFS Class A Initial Invested Amount for that RFS Class A Note; less

         (b) the aggregate of all RFS Class A Principal Payments made before that Determination Date with respect to that RFS Class A Note; less

         (c) Carryover RFS Class A Charge Offs (if any) made in relation to that RFS Class A Notes to the extent not reinstated under clause 6.11 before that Determination Date; less

         (d) RFS Class A Principal Payments (if any) to be made in relation to that RFS Class A Note on the next Payment Date; less

         (e) RFS Class A Charge Offs (if any) to be made in relation to that RFS Class A Note on the next Payment Date; plus

         (f) the amount (if any) of the Excess Available Income applied in reinstating the Stated Amount of that RFS Class A Note under clause 6.11(a)(ii) on that Determination Date.

         RFS COUPON means all interest accrued on the RFSs in respect of a Coupon Period in accordance with clause 4.8.

         RFS DEALER AGREEMENT means, in relation to any RFSs, any dealer agreement which may be entered into by the Trustee, the Trust Manager and any other person from time to time in relation to subscription for those RFSs.

         RFS INITIAL INVESTED AMOUNT means, in relation to any RFS, the Initial Invested Amount of that RFS.

         RFS INVESTED AMOUNT means, at any time, the Invested Amount of that RFS at that time.

         RFS PRINCIPAL PAYMENT means each payment to the holders of an RFS under clause 6.13(a)(iv).

         RFS SERIES means a tranche of RFSs with the same issue date, maturity date and series number.

         RFS STATED AMOUNT means, on a Determination Date and in relation to an RFS, an amount equal to:

         (a)      the RFS Initial Invested Amount for that RFS; less

         (b) the aggregate of all RFS Principal Payments made before that Determination Date with respect to that RFS; less

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         (c)      Carryover RFS Charge Offs (if any) made in relation to that
                  RFS to the extent not reinstated under clause 6.11 before that Determination Date; less

         (d) RFS Principal Payments (if any) to be made in relation to that RFS on the next Payment Date; less

         (e) RFS Charge Offs (if any) to be made in relation to that RFS on the next Payment Date; plus

         (f) the amount (if any) of the Excess Available Income applied in reinstating the Stated Amount of that RFS under clause 6.11(a)(ii) on that Determination Date.

         SALE NOTICE means any Sale Notice (as defined in the Master Trust Deed) which may be given by Westpac or the Warehouse Trustee to the Trustee as trustee of the Trust after the date of execution of this Series Notice and which is subsequently accepted by the Trustee.

         SECURITY TRUST DEED means the security trust deed dated [*] May 1999 between the Trustee, the Trust Manager, the Note Trustee and the Security Trustee.

         SECURITY TRUSTEE means Perpetual Trustee Company Limited (ACN 000 001
         007).

         SERVICER'S REPORT means each report to be prepared by the Servicer under clause 6.5 of the Servicing Agreement.

         SERVICING AGREEMENT means the agreement so entitled dated 18 February 1997 as amended by the Servicing Agreement Series 1999-1G Amendment Agreement dated on or about the date of this Series Notice between the Trustee, the Trust Manager and the Servicer.

         SERVICING FEE means the fee payable under clause 7.1(c) of this Series Notice and clause 7.1 of the Servicing Agreement.

         SPREAD, in relation to any amount to be paid under a Currency Swap, has the meaning given in that Currency Swap in respect of payments by the Trustee under that Currency Swap.

         STATED AMOUNT means a Class A Stated Amount, a Class B Stated Amount, an RFS Class A Stated Amount or an RFS Stated Amount.

         STOCK EXCHANGE means the London Stock Exchange Limited.

         SUBORDINATED PERCENTAGE means, at any time, the aggregate of the Class B Stated Amounts divided by the sum of:

         (a)      the A$ Equivalent of the Total Stated Amount at that time;

         (b)      the Redraw Limit at that time;

         (c)      the aggregate of the RFS Stated Amounts at that time; and

         (d)      the aggregate of the RFS Class A Stated Amounts at that time.

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         SUBSTITUTION means, in relation to any Receivable comprising an Asset of an Other Trust, the transfer of that Receivable by the Trustee as trustee of that Other Trust (expressed in the Series Notice for that Other Trust) to the Trust, in exchange for a Receivable which comprises an Asset of the Trust as contemplated under clause 10.

         SUBSTITUTION NET TRANSFER AMOUNT means a Substitution Net Transfer Amount (Principal) or a Substitution Net Transfer Amount (Income).

         SUBSTITUTION NET TRANSFER AMOUNT (INCOME) means, in relation to a Substitution of a Receivable on any day:

                  (i) the Unpaid Balance (other than any unpaid principal amount) of the Receivable acquired by the relevant Warehouse Trust from the Trust in relation to the Substitution on that day; minus

                  (ii) the Unpaid Balance (other than any unpaid principal amount) of the Receivable acquired by the Trust from the relevant Warehouse Trust in relation to the Substitution on that day,

         but only if that amount is positive.

         SUBSTITUTION NET TRANSFER AMOUNT (PRINCIPAL) means, in relation to a Substitution of a Receivable on any day:

                  (i) the unpaid principal amount of the Receivable acquired by the relevant Warehouse Trust from the Trust in relation to the Substitution on that day; minus

                  (ii) the unpaid principal amount of the Receivable acquired by the Trust from the relevant Warehouse Trust in relation to the Substitution on that day,

         but only if that amount is positive.

         SUPPORT FACILITY COLLATERAL ACCOUNT means, in relation to a Support Facility, each Collateral Account as defined in that Support Facility.

         SWAP PROVIDER means, in relation to a Hedge Agreement, the counterparty which enters into that arrangement with the Trustee.

         THRESHOLD RATE means, at any time, the minimum rate of interest that must be set on all Purchased Receivables where permitted under the relevant Receivable Agreement which will be sufficient (assuming that all relevant parties comply with their obligations at all times under the Transaction Documents, the Purchased Receivables and the related Receivable Rights), when aggregated with the income produced by the rate of interest on all other Purchased Receivables, to ensure that the Trustee will have available to it sufficient Collections to enable it to comply with its obligations under the Transaction Documents relating to the Trust as they fall due (including the repayment of any Principal Draws by the Maturity Date of all Notes and the payment of all A$ denominated amounts to each Currency Swap Provider under the

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         relevant Currency Swap necessary to enable the Trustee to pay all
         Coupons due on Class A Notes from time to time).

         TITLE PERFECTION EVENT means, in relation to the Trust, the events set out in clause 13.

         TOTAL AVAILABLE FUNDS means, for a Collection Period, the aggregate of:

         (a)      the Available Income for that Collection Period;

         (b) any Principal Draw which the Trustee is required to allocate under clause 6.13(a)(ii) on or before the Payment Date for that Collection Period; and

         (c) any Liquidity Draw which the Trustee is required to make under clause 6.5 on or before the Payment Date for that Collection Period.

         TOTAL CARRYOVER CHARGE OFF means, on any date, the sum of:

         (a) all Carryover Class A Charge Offs for all Class A Notes (other than RFS Class A Notes) as at that date;

         (b) the US$ Equivalent of all Carryover Class B Charge Offs for all Class B Notes as at that date;

         (c) the US$ Equivalent of all Carryover RFS Charge Offs for all RFSs as at that date; and

         (d) the US$ Equivalent of all Carryover RFS Class A Charge Offs for all RFS Class A Charge Offs as at that date.

         TOTAL INITIAL INVESTED AMOUNT means, at any time, the sum of:

         (a)      all Initial Invested Amounts of all Class A Notes; and

         (b) the US$ Equivalent of all Initial Invested Amounts of all Registered Notes,

         at that time.

         TOTAL INVESTED AMOUNT means, at any time, the sum of:

         (a)      all Invested Amounts of all Class A Notes; and

         (b)      the US$ Equivalent of all Invested Amounts of all Registered
                  Notes,

         at that time.

         TOTAL PAYMENTS means, in relation to a Collection Period, all amounts paid by the Trustee under clause 6.10 in relation to that Collection Period.

         TOTAL STATED AMOUNT means, at any time, the sum of the aggregate of the Class A Stated Amounts and the aggregate of the US$ Equivalent of the Class B Stated Amounts at that time.

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SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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         TRANSACTION DOCUMENT means each Transaction Document (as defined in the
         Master Trust Deed) which relates to the Trust and includes:

         (a)      each Dealer Agreement;

         (b)      the Note Trust Deed; and

         (c)      the Agency Agreement.

         TRUST means the Series 1999-1G WST Trust constituted under the Master Trust Deed and the Notice of Creation of Trust.

         TRUST EXPENSES means, in relation to a Collection Period (and in the following order of priority):

         (a) first, Taxes payable in relation to the Trust for that Collection Period;

         (b)      second, the Trustee's Fee for that Collection Period;

         (c)      third, the Trust Manager's Fee for that Collection Period;

         (d) fourth, any fee payable to the Security Trustee under the Security Trust Deed;

         (e)      fifth, the Servicing Fee for that Collection Period;

         (f)      sixth, any fee payable to the Note Trustee under the Note
                  Trust Deed;

         (g) seventh, pari passu any fee payable to a Note Party under the Agency Agreement;

         (h) eighth, pari passu any costs, charges or expenses (other than fees) incurred by, and any liabilities owing under any indemnity granted to, the Security Trustee, the Servicer, the Note Trustee, a Note Party in relation to the Trust under the Transaction Documents, for that Collection Period; and

         (i)      ninth, pari passu any other Expenses relating to the Trust,

         all of the amounts in paragraphs (a) to (i) (inclusive) being EXPENSES for the purposes of the Master Trust Deed.

         TRUST MANAGER'S REPORT means a report in the form agreed by the Trustee and the Trust Manager from time to time.

         UNDERWRITING AGREEMENT means the Underwriting Agreement dated [*] 1999 between the Trustee, the Trust Manager, Westpac, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and others in relation to subscription for Class A Notes.

         US$ ACCOUNT means, in relation to the Trust, the US$ account with the Principal Paying Agent, or any other account opened and maintained outside Australia with the Principal Paying Agent.

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SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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         US$ EQUIVALENT means:

                  (i) in relation to an amount denominated or to be denominated in Australian dollars, that amount converted to (and denominated in) US$ at the US$ Exchange Rate; or

                  (ii) in relation to an amount denominated or to be denominated in US$, the amount of US$.

         US$ EXCHANGE RATE means, on any date, the rate of exchange (set as at the commencement of a Currency Swap) applicable under that Currency Swap for the exchange of Australian dollars for United States dollars.

         WAREHOUSE INVESTMENT AGREEMENT means:

         (a) the document so entitled dated 19 February 1997 between the Trustee as trustee of the Warehouse Trust, the Trust Manager and Westpac Banking Corporation; or

         (b) any other agreement which the Trustee and the Trust Manager agree is a Warehouse Investment Agreement or Warehouse Facility Agreement for the purposes of this Series Notice.

         WAREHOUSE INVESTOR has the meaning given to that term in a Warehouse Investment Agreement.

         WAREHOUSE TRUST means the WST Warehouse Trust #1.

         WAREHOUSE TRUSTEE means Westpac Securities Administration Limited as trustee of the Warehouse Trust.

3.2      INTERPRETATION

         Clause 1.2 of the Master Trust Deed is incorporated into this Series Notice as if set out in full, except that any reference to DEED is replaced by a reference to SERIES NOTICE and any reference to UNITED STATES DOLLARS, USD and US$ is to currency of the United States of America.

3.3      LIMITATION OF LIABILITY OF THE TRUSTEE

         (A)      GENERAL

                  Clause 33 of the Master Trust Deed applies to the obligations and liabilities of the Trustee, the Warehouse Trustee and the Trust Manager under this Series Notice.

         (B)      LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT OF INDEMNITY

                  (i) The Trustee enters into this Series Notice only in its capacity as trustee of the Trust and in no other capacity. A liability arising under or in connection with this Series Notice or the Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of property of the Trust out of which the Trustee is actually indemnified for the liability. This limitation of the

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                           Trustee's liability applies despite any other
                           provision of this Series Notice and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Series Notice or the Trust.

                  (ii) The parties other than the Trustee may not sue the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangements of or affecting the Trustee.

                  (iii) The provisions of this clause 3.3 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the Assets of the Trust as a result of the Trustee's fraud, negligence or breach of trust.

                  (iv) It is acknowledged that the Trust Manager, the Servicer, the Currency Swap Providers, the Note Trustee, the Principal Paying Agent, the other Paying Agents and the Agent Bank (each a RELEVANT PARTY) are responsible under this Series Notice and the other Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this Series Notice) will be considered fraud, negligence or breach of trust of the Trustee for the purpose of sub-paragraph
                           (iii) to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person who provides services in respect of the Trust (other than a person who has been delegated or appointed by the Trustee and for whom the Trustee is responsible under this Series Notice or the relevant Transaction Documents, but excluding any Relevant Party) to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any other person who provides services in respect of the Trust (other than a person who has been delegated or appointed by the Trustee and for whom the Trustee is responsible under this Series Notice or the relevant Transaction Documents, but excluding any Relevant Party).

                  (v) No attorney, agent, receiver or receiver and manager appointed in accordance with this Series Notice or any

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SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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                           other Transaction Documents (including a Relevant
                           Party) has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or breach of trust of the Trustee for the purpose of sub-paragraph
                           (iii), if the Trustee has exercised reasonable care in the selection and supervision of such a person.

         (C)      LIABILITY OF WAREHOUSE TRUSTEE LIMITED TO ITS RIGHT OF
                  INDEMNITY

                  Clause 3.3(b) shall apply to the Warehouse Trustee as if restated in full with all references to the TRUSTEE being replaced with references to the WAREHOUSE TRUSTEE and all reference to the TRUST being replaced with references to the WAREHOUSE TRUST.
3.4      KNOWLEDGE OF TRUSTEE

         In relation to the Trust, the Trustee will be considered to have knowledge or notice of or be aware of any matter or thing if the Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Trustee who have day to day responsibility for the administration of the Trust.

4.       NOTES
--------------------------------------------------------------------------------

4.1      CONDITIONS OF NOTES

         (a) The conditions of the Registered Notes will be as set out in the Master Trust Deed, as supplemented and amended by the provisions set out in this Series Notice.

         (b) The conditions of the Class A Notes will be as set out in the Master Trust Deed, the Conditions and the Series Notice.

4.2      SUMMARY OF CONDITIONS OF NOTES

         Under clause 13.3 of the Master Trust Deed, the Trust Manager provides the following information in respect of the Notes.

         (a)      Class of Note:                   There will be the following Classes of Notes:

                                                   (i)      Class A Notes

                                                   (ii)     Class B Notes

                                                   (iii)    any RFS Series

                                                   (iv)     any RFS Class A Notes


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
         (b)      Total Initial Invested Amount
                  of each Class of Notes:          Class A Notes - US$[*]

                                                   Class B Notes - A$[*]

                                                   RFS Series - aggregate of the Initial Invested
                                                   Amounts of the RFSs at the relevant issue date

                                                   RFS Class A Notes - the aggregate of the
                                                   Initial Invested Amounts of the relevant RFSs
         (c)      Manner and order in which
                  principal and interest is to     As set out in clause 6
                  be paid on Notes:

         (d)      Margin:                          (i)      in relation to a Note, the margin
                                                            expressed as a percentage per annum
                                                            notified by the Trust Manager to the
                                                            Trustee as applying to that Note:

                                                   (ii)     in the case of Class A Notes, [*]%;

                                                   (iii)    in the case of Class B Notes, [*]%;

                                                   (iv)     in the case of any RFSs, on the
                                                            relevant issue date of those RFSs as
                                                            inscribed in the Register in relation
                                                            to those RFSs;

                                                   (v)      in the case of any RFS Class A Note, the
                                                            Margin for Class A Notes plus the Spread, as
                                                            inscribed in the Register in relation to
                                                            that RFS Class A Note.

         (e)      Initial Invested Amount:         (i)      Class A Notes - denominated with an
                                                            Initial Invested Amount of US$100,000;

                                                   (ii)     Class B Notes - denominated with an
                                                            Initial Invested Amount of A$[10,000];


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
                                                   (iii)    RFS Series - A$10,000 or such other amount
                                                            notified by the Trust Manager to the Trustee
                                                            as applying to the RFS Series at the
                                                            relevant issue date in accordance with
                                                            clause 5.

         (f)      Rating:                          (i)      Class A Notes - AAA long term credit
                                                            rating from S&P, Aaa long term credit
                                                            rating from Moody's and AAA long term
                                                            credit rating from Fitch;

                                                   (ii)     Class B Notes - AA- long term credit rating
                                                            from S&P and AA- long term credit rating
                                                            from Fitch;

                                                   (iii)    RFSs and RFS Class A Notes - such rating (if
                                                            any) notified by the Trust Manager to the
                                                            Trustee as approved by the Designated Rating
                                                            Agency for the RFSs as applying to the RFS
                                                            Series at the relevant issue date in
                                                            accordance with clause 5.

         (g)      Issue Price:                     (i)      Class A Notes - issued at par value;

                                                   (ii)     Class B Notes - issued at par value;

                                                   (iii)    RFS Series - issued at par value, at a
                                                            premium or at a discount, as notified by the
                                                            Trust Manager to the Trustee to the RFS
                                                            Series at the relevant issue date in
                                                            accordance with clause 5.

         (h)      Payment Dates:                   (i)      Class A Notes - the 19th day of each
                                                            Quarter (New York time).

                                                   (ii)     Class B Notes, RFSs and RFS Class A Notes -
                                                            the 19th day of each Quarter (Sydney time).


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
                                                   (iii)    If in either case that day is not a
                                                            Business Day then the Payment Date
                                                            will be the first Business Day (Sydney
                                                            time or New York time, as the case may
                                                            be) following that day.  The first
                                                            Payment Date for the Class A Notes
                                                            will be 19 August 1999 (New York
                                                            time).  The first Payment Date for the
                                                            Class B Notes will be 19 August 1999
                                                            (Sydney time).

         (i)      Maturity Date:                   Class A Notes, Class B Notes, RFSs and RFS
                                                   Class A Notes: The Payment Date falling in May
                                                   2030.


4.3      ISSUE OF NOTES

         (a) Registered Notes must be issued in minimum parcels or subscriptions which have an aggregate Initial Invested Amount of A$500,000, or must otherwise be issued on terms that they will constitute an EXCLUDED ISSUE OF SECURITIES for the purposes of the Corporations Law.

         (b) Class A Notes must be issued in amounts, or on terms, that their offer for subscription and their issue will comply with:

                  (i) the Financial Services Act 1986 (UK) and all regulations made under or in relation to that Act and the Public Offers of Securities Regulations 1995; and

                  (ii) the United States Securities Act of 1933, the United States Securities Exchange Act of 1934, all regulations made under or in relation to them, and all other laws or regulations of any jurisdiction of the United States of America regulating the Offer or issue of, or subscription for, Notes.

4.4      TRUSTEE'S COVENANT TO NOTEHOLDERS

         Subject to the terms of the Master Trust Deed and this Series Notice, the Trustee:

         (a) acknowledges its indebtedness in respect of the Invested Amount of each Note; and

         (b)      covenants for the benefit of each Noteholder:

                  (i) to make all payments on or in respect of the Notes held by that Noteholder on the due date for payment;

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                  (ii)     to comply with the terms of this Series Notice and
                           the Transaction Documents to which it is a party; and

                  (iii) to pay the Stated Amount in relation to the Notes held by that Noteholder on the Maturity Date.

4.5      REPAYMENT OF NOTES ON PAYMENT DATES

         (a) On each Payment Date for a Note, the Invested Amount of that Note shall be reduced by, and the obligations of the Trustee with respect to that Note shall be discharged to the extent of, the amount of the Principal Payment made on that Payment Date in respect of that Note.

         (b) All payments of principal on Class A Notes will be made in United States dollars.

         (c) All payments of principal on Registered Notes will be made in Australian dollars.

4.6      FINAL REDEMPTION

         Each Note shall be finally redeemed, and the obligations of the Trustee with respect to the payment of the Invested Amount of that Note shall be finally discharged, on the first to occur of:

         (a) the date upon which the Invested Amount of that Note is reduced to zero;

         (b) if the Stated Amount is less than the Invested Amount, the date on which the Stated Amount of that Note is reduced to zero;

         (c) the date upon which the relevant Noteholder renounces all of its rights to any amounts payable under or in respect of that Note; and

         (d) the Payment Date immediately following the date on which the Trustee completes a sale and realisation of all Assets of the Trust in accordance with the Master Trust Deed or this Series Notice.

4.7      PERIOD DURING WHICH INTEREST ACCRUES

         Each Note bears interest calculated and payable in arrear in accordance with this Series Notice from:

         (a)      in the case of Class A Notes or Class B Notes, the Closing
                  Date;

         (b)      in the case of an RFS, the date on which it is issued; and

         (c) in the case of an RFS Class A Note, the date on which it converts from an RFS under clause 5.4,

         to the date upon which that Note is finally redeemed under clause 4.6.

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4.8      CALCULATION OF INTEREST

         (a)      Subject to paragraphs (b) and (e), interest payable on each
                  Note in respect of each Coupon Period is calculated:

                  (i)      on a daily basis at the applicable Coupon Rate;

                  (ii) on the Invested Amount of that Note as at the first day of that Coupon Period; and

                  (iii) on the basis of the actual number of days in that Coupon Period and a year of 365 days (in the case of Registered Notes) or 360 days (in the case of Class A Notes),

                  and shall accrue due from day to day.

         (b) No interest will accrue on any Note for the period from and including:

                  (i) the date on which the Stated Amount of that Note is reduced to zero; or

                  (ii) in the case of an Class A Note, if the Stated Amount of the Class A Note on the due date for redemption is not zero, the due date for redemption of the Class A Note, unless, after the due date for redemption, payment of principal due is improperly withheld or refused, following which interest shall continue to accrue on the Invested Amount of the Class A Note at the rate from time to time applicable to the Class A Note until:

                           (A) the moneys in respect of that Class A Note have been received by the Note Trustee or the Principal Paying Agent and notice to that effect is given in accordance with the relevant Conditions; or

                           (B) the Stated Amount of that Class A Note has been reduced to zero.

                           (c) All payments of interest on Class A Notes will be made in United States dollars.

                           (d) All payments of interest on Registered Notes will be made in Australian dollars.

4.9      AGGREGATE RECEIPTS

         Notwithstanding anything in clauses 6.13 to 6.20 (inclusive), no Noteholder will be entitled to receive aggregate principal under any of those clauses on any Note in excess of the Stated Amount for that Note.

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5.       REDRAW FUNDING SECURITIES
--------------------------------------------------------------------------------

5.1      NOTE ISSUE DIRECTION FOR RFS

         If, on a Determination Date, either:

         (a)      (i)      Gross Principal Collections for the Collection Period
                           preceding that Determination Date; plus

                  (ii) all amounts available to be drawn by the Trustee under the Redraw Facility in accordance with clause
                           6.3 for that Collection Period,

                  are insufficient to fund Redraws for that Collection Period in accordance with this Series Notice; or

         (b) the Principal Outstanding divided by the Redraw Limit (as defined in the Redraw Facility), expressed as a percentage, is equal to or greater than 90% of the Redraw Limit,

         then the Trust Manager may give the Trustee a Note Issue Direction to issue a series of redraw funding securities (RFS SERIES) in accordance with clause 13 of the Master Trust Deed and this clause 5.

5.2      CONDITIONS TO NOTE ISSUE DIRECTION

         The Trust Manager must not give a Note Issue Direction under clause 5.1 unless it has received written confirmation from the Designated Rating Agency that the issue of the RFSs would not result in a downgrading or withdrawal of a rating of any Note then outstanding.

5.3      TERMS OF NOTE ISSUE DIRECTION

         A Note Issue Direction given under clause 5.1:

         (a) must be given no later than the Business Day before the proposed issue date of the relevant RFSs, or any other date agreed by the Trustee and the Trust Manager; and

         (b) must specify the Margin, the aggregate Initial Invested Amount, Initial Invested Amount, rating, issue price and Maturity Date of the relevant RFSs (in each case containing the relevant information specified in clause 4.2).

5.4      CONVERSION OF RFS

         If, on the fifth Determination Date following the date on which an RFS Series was issued, the RFS Stated Amount for all RFSs comprised in that RFS Series has not been fully and finally reduced to zero, each of those RFSs:

         (a) will convert to an RFS Class A Note for each Coupon Period after the Payment Date following that Determination Date;

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         (b)      will cease to be treated as an RFS in any respect;

         (c)      will:

                  (i) have an Initial Invested Amount equal to the RFS Initial Invested Amount of that Note when it was an RFS;

                  (ii) have an Invested Amount equal to the RFS Invested Amount of that Note when it was an RFS at the date of conversion;

                  (iii) have a Stated Amount equal to the RFS Stated Amount of that Note when it was an RFS at the date of conversion;

                  (iv)     be denominated in Australian dollars;

                  (v) receive all payments of principal and interest denominated in Australian dollars;

                  (vi) have a Coupon Rate calculated by reference to the Bank Bill Rate, not LIBOR;

                  (vii)    be a registered instrument, not a bearer instrument;
                           and

                  (viii)   have a Margin as set out in clause 4.2(d)(iii).

5.5      MASTER TRUST DEED DEFINITIONS

         Subject to this Series Notice:

         (a)      each RFS is a NOTE;

         (b)      each RFS Series is a CLASS, and

         (c)      all RFS Class A Notes outstanding on any date are a CLASS,

         for the purposes of the Master Trust Deed.

6.       CASHFLOW ALLOCATION METHODOLOGY
--------------------------------------------------------------------------------

6.1      GENERAL

         Collections and other amounts credited to the Collection Account will be allocated by the Trust Manager, and paid by the Trustee as directed by the Trust Manager, as set out in this clause 6.

6.2      DETERMINATION DATE - CALCULATIONS

         (a) On each Determination Date, the Trust Manager will, in respect of the Collection Period ending before that Determination Date, calculate or otherwise ascertain:

                  (i)      the Available Income;

                  (ii)     the Total Available Funds;

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                  (iii)    in the case of the first Determination Date, the
                           Accrued Interest Adjustment payable to each Approved Seller;

                  (iv) the aggregate of all Redraws made during that Collection Period;

                  (v)      the Redraw Shortfall;

                  (vi)     the Trust Expenses;

                  (vii)    the Subordinated Percentage;

                  (viii)   the Initial Subordinated Percentage;

                  (ix)     the Total Payments;

                  (x)      the Payment Shortfall (if any);

                  (xi) the Principal Draw (if any) for that Collection Period, together with all Principal Draws made before the start of that Collection Period and not repaid;

                  (xii)    the Gross Principal Collections;

                  (xiii)   the Principal Collections;

                  (xiv)    the Excess Available Income (if any);

                  (xv)     the Excess Collections Distribution (if any);

                  (xvi)    the Liquidity Shortfall (if any);

                  (xvii)   the Remaining Liquidity Shortfall (if any);

                  (xviii)  the aggregate of all Liquidation Losses (if any);
                           (xix) the Principal Charge Off (if any);

                  (xx)     the Class A Percentage and the Class B Percentage;

                  (xxi) the Class A Bond Factor, the Class B Bond Factor, the RFS Class A Bond Factor and the RFS Bond Factor for each RFS Series;

                  (xxii) the Class A Charge Offs, the Class B Charge Offs, the RFS Class A Charge Offs, RFS Charge Offs and Redraw Charge Offs (if any);

                  (xxiii)  all Carryover Charge Offs (if any);

                  (xxiv) the Purchase Price adjustment calculated under paragraph 4(c) of the Sale Notice;

                  (xxv) if required by clause 11, the Threshold Rate at that Determination Date;

                  (xxvi)   total Prepayment Costs (if any);

                  (xxvii)  total Prepayment Benefits (if any);

                  (xxviii) the Prepayment Cost Surplus (if any);

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                  (xxix)   the Prepayment Benefit Shortfall (if any);

                  (xxx)    the Substitution Net Transfer Amount (if any);


                  (xxxi)   the Quarterly Percentage;

                  (xxxii) each US$ Equivalent amount, and each A$ Equivalent amount, required to be calculated under this Series Notice;

                  (xxxiii) LIBOR, as at the first day of the Coupon Period
                           ending before that Determination Date as calculated by the Agent Bank; and

                  (xxxiv) all other calculations necessary for the Trustee to make allocations and distributions under this clause 6 and the Conditions.

         (b)      The Trust Manager must:

                  (i) notify the Trustee of each of the amounts, percentages and rates calculated by it in paragraph
                           (a);

                  (ii) instruct the Trustee as to the payments to be made by the Trustee on the relevant Payment Date; and

                  (iii) by no later than 4.00pm (Sydney time) on the Determination Date, notify the Currency Swap Providers and the Principal Paying Agent of the amounts to be paid to the Currency Swap Providers under clauses:

                           (A)      6.10 and 6.11;

                           (B)      6.14, 6.15 or 6.16 (as the case may be); and

                           (C)      6.17 (if relevant).

         (c) Any amount to be paid to the Currency Swap Providers under the clauses referred to in sub-paragraph (b)(iii) may be divided between the Currency Swap Providers as agreed by the Trustee, the Trust Manager and the Currency Swap Providers. The obligations of the Currency Swap Providers under the Currency Swaps are joint and several, and for the purpose of the clauses referred to in sub-paragraph (b)(iii) a payment by the Trustee to one Currency Swap Provider shall be taken to be a payment to both.

6.3      REDRAWS

         (a)      The Trustee and the Trust Manager irrevocably authorise:

                  (i) Westpac to deduct from Gross Principal Collections received by it; and

                  (ii) the Servicer to pay to Westpac from Gross Principal Collections received by the Servicer,

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                  the total amount of all Redraws provided by Westpac in
                  relation to Purchased Receivables, to the extent that Westpac has not previously been reimbursed in relation to any Redraws.

         (b) The Servicer will, at the end of each Collection Period, notify the Trust Manager of the amounts calculated by the Servicer under clauses 6.2(a)(iv) and 6.2(a)(v).

         (c) If the Trust Manager determines on any Determination Date that there is a Redraw Shortfall, the Trust Manager must on that date direct the Trustee to make a drawing under the Redraw Facility on or before the Payment Date following that Determination Date equal to the amount which the Trustee is permitted to draw under clause 3.1(c) of the Redraw Facility.

         (d) The Trustee must, if so directed by the Trust Manager but subject to the terms of the Redraw Facility Agreement, make that drawing and pay that amount to Westpac on or before the relevant Payment Date.

         (e) The Trustee shall not be in default under any Transaction Document (and in particular it shall not be an EVENT OF DEFAULT under the Security Trust Deed) if Westpac is not reimbursed for Redraws in relation to Purchased Receivables funded by Westpac. This paragraph (e) does not limit Westpac's rights under the Security Trust Deed in respect of those Redraws.

6.4      DETERMINATION DATE - PAYMENT SHORTFALL

         If the Trust Manager determines on any Determination Date that there is a Payment Shortfall for the relevant Collection Period the Trust Manager must direct the Trustee to pay out of Principal Collections, as an Initial Principal Distribution under clause 6.13, an amount (the PRINCIPAL DRAW) equal to the lesser of:

         (a)      the Payment Shortfall; and

         (b) the amount of Principal Collections available for distribution on the Payment Date following that Determination Date.

6.5      DETERMINATION DATE - LIQUIDITY SHORTFALL

         (a) If the Trust Manager determines on any Determination Date that there is a Liquidity Shortfall for the relevant Collection Period the Trust Manager must on that date direct the Trustee to make a Liquidity Draw on or before the Payment Date following that Determination Date equal to the amount which the Trustee is permitted to draw under clause 3.1 of the Liquidity Facility Agreement.

         (b) The Trustee must, if so directed by the Trust Manager but subject to the terms of the Liquidity Facility Agreement, make that

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                  Liquidity Draw and have the proceeds of the Liquidity Draw deposited into the Collection Account on or before 11.00 am on the Payment Date. The Trust Manager must deal with the amount so deposited in accordance with this clause 6.

6.6      ALLOCATING LIQUIDATION LOSSES

         On each Determination Date, the Trust Manager must determine, in relation to the aggregate of all Liquidation Losses arising during that Collection Period:

         (a) the amount of those Liquidation Losses which is attributable to interest, fees and expenses in relation to the relevant Purchased Receivables (FINANCE CHARGE LOSS); and

         (b) the amount of those Liquidation Losses which is attributable to principal in relation to the relevant Purchased Receivables (PRINCIPAL LOSS),

         on the basis that all Liquidation Proceeds actually received by or on behalf of the Trustee in relation to a Purchased Receivable are applied first against interest, fees and other Enforcement Expenses (other than Property Restoration Expenses) relating to that Purchased Receivable, and then against the Housing Loan Principal and Property Restoration Expenses relating to that Purchased Receivable.

6.7      INSURANCE CLAIMS

         (a) If, on any Determination Date, the Trust Manager determines that there has been a Liquidation Loss in relation to a Purchased Receivable, the Trust Manager shall direct the Servicer (if the Servicer has not already done so), promptly, and in any event within 20 Business Days of that notice, to make a claim under the relevant Mortgage Insurance Policy if it has not already done so.

         (b) Upon receipt of any amount under or in respect of a Mortgage Insurance Policy in payment of a claim referred to in paragraph (a), the Trust Manager must determine which part of the amount is attributable to interest, fees and other amounts in the nature of income, and which part of that amount is attributable to principal.

6.8      REMITTANCE DATE

         (a) By no later than 4.00 pm (Sydney time) on the Remittance Date for a Collection Period, the Trust Manager must deposit or use its best endeavours to procure that the Servicer or Westpac (as the case may be) deposits, in the Collection Account all Available Income and Principal Collections for that Collection Period to the extent received on or before that time.

         (b)      The Trust Manager must direct the Trustee to:

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                  (i)      apply amounts credited to the Collection Account in
                           making payments in discharge of the Trustee's obligations under this clause 6; and

                  (ii) make the applications and reinstatements required or contemplated by this clause 6,

                  in each case, under and in accordance with this clause 6.

6.9      PAYMENT - PURCHASE PRICE ADJUSTMENT

         The Trustee shall make the Purchase Price adjustment on the relevant Payment Date as provided in paragraph 4(c) of each Sale Notice.

6.10     TOTAL PAYMENTS

         (a) Subject to paragraph (b) and clause 6.17, on each Payment Date, and based on the calculations and instructions provided to it by the Trust Manager under clause 6.2(b), the Trustee must pay out of Total Available Funds, in relation to the Collection Period ending immediately before that Payment Date, the following amounts in the following order of priority:

                  (i) first, in relation to the first Collection Period, an amount equal to any Accrued Interest Adjustment required to be paid to the Approved Sellers (the Trustee acknowledges and agrees that it has no entitlement to the moneys comprising the Accrued Interest Adjustment);

                  (ii) second, Trust Expenses which have been incurred prior to that Payment Date and which have not previously been paid or reimbursed under an application of this clause 6.10 (in the order of priority set out in the definition of TRUST EXPENSES);

                  (iii) third, pari passu and ratably as between themselves, any amounts payable under any Support Facility (other than a Currency Swap), including:

                           (A) the net amount (if any) payable by the Trustee under the Basis Swap;

                           (B) the net amount (if any) payable by the Trustee under each Interest Rate Swap; and

                           (C) any interest or fees payable by the Trustee under the Liquidity Facility Agreement,

                                    but not including amounts due under
                                    paragraph (iv), paragraph (v) or paragraph
                                    (vi);

                  (iv) fourth, any repayment of a Liquidity Draw made on or prior to the previous Payment Date;

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                  (v)      fifth, pari passu and ratably as between themselves:

                           (A)      the RFS Coupon on all RFSs at that date;

                           (B) the payment to the Currency Swap Providers under any Confirmations relating to the Class A Notes of the A$ Class A Coupon Amount at that date;

                           (C) the RFS Class A Coupon on all RFS Class A Notes at that date;

                           (D) any fee payable by the Trustee under the Redraw Facility Agreement; and

                  (vi) sixth, the payment to the Class B Noteholders of the Class B Coupon as at that date.

         (b) The Trustee shall only make a payment under any of sub-paragraphs (a)(i) to (a)(vi) inclusive to the extent that any Total Available Funds remain from which to make the payment after amounts with priority to that payment have been distributed.

         (c) For the purposes of sub-paragraph 6.10(a)(ii), if any Trust Expenses are, or are to be, denominated in US$, the Trustee may, at the direction of the Trust Manager, convert those Trust Expenses to US$. Neither the Trustee nor the Trust Manager will be liable to any person with respect to any such conversion.

6.11     EXCESS AVAILABLE INCOME - REIMBURSEMENT OF CHARGE OFFS AND PRINCIPAL
         DRAW

         (a) Subject to paragraph (b), on each Determination Date, the Trust Manager must apply any Excess Available Income for the Collection Period relating to that Determination Date in the following order of priority:

                  (i) first, the Excess Available Income must be applied in payment of all Principal Charge Offs for that Collection Period;

                  (ii) second, the balance of the Excess Available Income (after application under paragraph (i)) must be applied pari passu and rateably between themselves (based on the Stated Amount of RFSs, the Stated Amount of the RFS Class A Notes, the Principal Outstanding and the A$ Equivalent of the Stated Amount of the Class A Notes):

                           (A) as a payment to the holders of the RFSs in or towards reinstating the Stated Amount of the RFSs, to the extent of any Carryover RFS Charge Offs;

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                           (B)      as a payment to the holders of the RFS Class
                                    A Notes in or towards reinstating the Stated
                                    Amount of the RFS Class A Notes, to the
                                    extent of any Carryover RFS Class A Charge
                                    Offs;

                           (C) as a payment, to the Currency Swap Providers under any Confirmations relating to the Class A Notes, of the A$ Equivalent of any Carryover Class A Charge Offs; and

                           (D) as a repayment under the Redraw Facility Agreement, as a reduction of, and to the extent of, any Carryover Redraw Charge Offs;

                  (iii) third, the balance of the Excess Available Income (after application under paragraphs (i) and (ii)) must be applied in or towards reinstating the Stated Amount of the Class B Notes, to the extent of Carryover Class B Charge Offs; and

                  (iv) fourth, the balance of the Excess Available Income (after application under paragraphs (i) to (iv) inclusive) must be applied to all Principal Draws which have not been repaid as at that Payment Date.

                  Any amount applied pursuant to sub-paragraphs (i) to (iv) (inclusive) above will be treated having been made using Principal Collections to the extent of that application, and in the case of amounts paid under sub-paragraph (ii) or (iii) will be paid on the Payment Date following that Determination Date.

(b)      The Trustee shall only make a payment under any of sub-paragraphs
         (a)(i) to (a)(iv) inclusive to the extent that any Excess Available Income remains from which to make the payment after amounts with priority to that payment have been distributed.

6.12     EXCESS COLLECTIONS DISTRIBUTION

         (a) The Trustee must pay any Excess Collections Distribution for a Collection Period to the Beneficiary on the relevant Payment Date.

         (b) The Trustee may not recover any Excess Collections Distribution from the Beneficiary once it is paid to the Beneficiary except where there has been an error in the relevant calculation of the Excess Collections Distribution.

6.13     INITIAL PRINCIPAL DISTRIBUTIONS

         (a) Subject to paragraph (b), on each Payment Date, and based on the calculations and instructions provided to it by the Trust Manager under clause 6.2(b), the Trustee must distribute out of Principal

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                  Collections, in relation to the Collection Period ending
                  immediately before that Payment Date, the following amounts in the following order of priority:

                  (i) first, to repay any Redraws provided by Westpac in relation to Purchased Receivables to the extent that it has not previously been reimbursed in relation to those Redraws;

                  (ii) second, to repay all Principal Outstanding under the Redraw Facility Agreement on that Payment Date;

                  (iii) third, to allocate to Total Available Funds any Principal Draw calculated in accordance with clause 6.4; and

                  (iv) fourth, to repay all amounts outstanding under each RFS Series in the following order of priority:

                           (A) first, pari passu against outstanding RFSs at that Payment Date from the RFS Series with the oldest issue date at that Payment Date, until those RFSs are repaid in full;

                           (B) second, pari passu the balance against outstanding RFSs at that Payment Date from the RFS Series with the next oldest issue date at that Payment Date, until those RFSs are repaid in full; and

                           (C) thereafter, pari passu the balance against outstanding RFSs under further applications of paragraph (B) until either all RFSs are repaid in full or there are no further amounts available for distribution under this clause 6.13.

         (b) The Trustee shall only make a payment under any of sub-paragraphs (a)(i) to (a)(iv) inclusive to the extent that any Principal Collections remain from which to make the payment after amounts with priority to that payment have been distributed.

6.14     PRINCIPAL PAYMENTS - SEQUENTIAL METHOD

         (a)      If on any Determination Date neither clause 6.15 nor clause
                  6.16 applies, the Trustee must (subject to paragraph (b)), based on the instructions given to it by the Trust Manager, on the Payment Date following that Determination Date, pay out of Principal Collections for the Collection Period ending immediately before that Payment Date the following amounts in the following order of priority (the SEQUENTIAL METHOD):

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                  (i)      first, all the Initial Principal Distributions for
                           the Collection Period ending immediately before that Payment Date;

                  (ii)     second, pari passu and rateably between themselves:

                           (A) as a payment, denominated in Australian dollars, to the Currency Swap Providers under any Confirmations relating to the Class A Notes, of an amount equal to the lesser of:

                                    (1)      the Class A Forex Percentage of the
                                             amount available for distribution
                                             under this sub-paragraph (ii) after
                                             all Initial Principal
                                             Distributions; and

                                    (2)      the A$ Equivalent of the Class A
                                             Stated Amounts for all Class A
                                             Notes; and

                           (B) as a payment, denominated in Australian dollars, to the RFS Class A Noteholders an amount equal to the lesser of:

(1)
                                             the RFS Class A Forex Percentage of
                                             the amount available for
                                             distribution under this
                                             subparagraph

(ii) after all Initial
                                             Principal Distributions; and (2)
                                             the RFS Class A Stated Amounts for
                                             all RFS Class A Notes; and (iii)
                                             third, as a payment to the Class B
                                             Noteholders of an amount equal to
                                             the lesser of: (A) the amount
                                             available for distribution under
                                             this sub-paragraph (iii) after the
                                             application of sub-paragraphs (i)
                                             and (ii); and

                                    (B)      the Class B Stated Amounts for all
                                             Class B Notes.

         (b) The Trustee shall only make a payment under any of sub-paragraphs (a)(i) to (a)(iii) inclusive to the extent that any Principal Collections remain from which to make the payment after amounts with priority to that payment have been distributed.

6.15     PRINCIPAL PAYMENTS - SERIAL METHOD PRIOR TO THIRD ANNIVERSARY
         (PROCEDURE 1)

         (a)      If on any Determination Date:

                  (i) the Subordinated Percentage at the previous Determination Date was greater than or equal to twice the Initial Subordinated Percentage; and

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                  (ii)     that Determination Date occurs on or before the third
                           anniversary of the Closing Date; and

                  (iii) the Total Invested Amount as at that Determination Date, as a percentage of the Total Initial Invested Amount, is greater than or equal to 10%; and

                  (iv) the Average Quarterly Percentage as at that Determination Date:

                           (A) does not exceed 2% and the Total Carryover Charge Off on that Determination Date does not exceed 30% of the US$ Equivalent of the Class B Initial Invested Amount; or

                           (B) does not exceed 4% and the Total Carryover Charge Off on that Determination Date does not exceed 10% of the US$ Equivalent of the Class B Initial Invested Amount; and

                  (v) the US$ Equivalent of the Stated Amounts of all Class B Notes as at that Determination Date exceeds the aggregate of:

                           (A) the US$ Equivalent of the Initial Invested Amounts of all Class A Notes and Class B Notes; and

                           (B) the US$ Equivalent of the Invested Amount of all RFS Class A Notes,

                           as at that Determination Date multiplied by 0.25%,

                  then the Trustee must (subject to paragraph (b)), based on the instructions given to it by the Trust Manager, on the Payment Date following that Determination Date, pay out of Principal Collections for the Collection Period ending immediately before that Payment Date the following amounts in the following order of priority:

                           (A)      first, all the Initial Principal
                                    Distributions for the Collection Period
                                    ending immediately before that Payment Date;

                           (B)      second, pari passu and rateably between
                                    themselves:

                                    (1)      as a payment, denominated in
                                             Australian dollars, to the Currency
                                             Swap Providers under any
                                             Confirmations relating to the Class
                                             A Notes, of an amount equal to the
                                             lesser of:

                                             (a)      the Class A Forex
                                                      Percentage of the sum of:

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                  (i)      the Class A Percentage of Principal Collections
                           remaining after all Initial Principal Distributions; and

                  (ii) 50% of the Class B Percentage of those Principal Collections; and

         (b) the A$ Equivalent of the Class A Stated Amounts for all Class A Notes; and

                                    (2)      as a payment denominated in
                                             Australian dollars to the RFS Class
                                             A Noteholders of an amount equal to
                                             the lesser of:

         (a)      RFS Class A Forex percentage of the sum of:

                  (i) the Class A Percentage of Principal Collections remaining after all Initial Principal Distributions; and

                  (ii) 50% of the Class B Percentage of those Principal Collections; and

         (b)      the RFS Class A Stated Amounts for all RFS Class A Notes; and

                  (C) third, as a payment to the Class B Noteholders of an amount equal to 50% of the Class B Percentage of those Principal Collections remaining after all Initial Principal Distributions.

         (b)      The Trustee shall only make a payment under sub-paragraphs
                  (a)(A) to (a)(C) inclusive to the extent that any Principal Collections remain from which to make the payment after amounts with priority to that payment have been distributed.

6.16     PRINCIPAL PAYMENTS - SERIAL METHOD AFTER THIRD ANNIVERSARY (PROCEDURE
         2)

         (a)      If on any Determination Date:

                  (i) the Subordinated Percentage at the previous Determination Date was greater than or equal to twice the Initial Subordinated Percentage; and

                  (ii) that Determination Date occurs after the third anniversary of the Closing Date; and

                  (iii) the Total Invested Amount as at that Determination Date, as a percentage of the Total Initial Invested Amount, is greater than or equal to 10%; and

                  (iv) the Average Quarterly Percentage as at that Determination Date:

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                           (A)      does not exceed 2% and the Total Carryover
                                    Charge Off on that Determination Date does not exceed 30% of the US$ Equivalent of the Class B Initial Invested Amount; or

                           (B) does not exceed 4% and the Total Carryover Charge Off on that Determination Date does not exceed 10% of the US$ Equivalent of the Class B Initial Invested Amount; and

                  (v) the US$ Equivalent of the Stated Amount of Class B Notes as at that Determination Date exceeds the aggregate of:

                           (A) the US$ Equivalent of all Initial Invested Amounts of all Class A Notes and Class B Notes; and

                           (B) the US$ Equivalent of the Invested Amount of all RFS Class A Notes,

                           as at that Determination Date, multiplied by 0.25%,

                  then the Trustee must (subject to paragraph (b)), based on the instructions given to it by the Trust Manager, on the Payment Date following that Determination Date, pay out of Principal Collections for the Collection Period ending immediately before that Payment Date the following amounts in the following order of priority:

                           (A)      first, all the Initial Principal
                                    Distributions for the Collection Period
                                    ending immediately before that Payment Date;

                           (B)      second, pari passu and rateably between
                                    themselves:

                                    (1)      as a payment, denominated in
                                             Australian dollars, to the Currency
                                             Swap Providers under any
                                             Confirmations relating to the Class
                                             A Notes, of an amount equal to the
                                             lesser of:

                                             (a)      the Class A Forex
                                                      Percentage of the Class A
                                                      Percentage of Principal
                                                      Collections remaining
                                                      after all Initial
                                                      Principal Distributions;
                                                      and


                                             (b)      the A$ Equivalent of the
                                                      Class A Stated Amounts for
                                                      all Class A Notes; and

                                    (2)      as a payment, denominated in
                                             Australian dollars to the RFS Class
                                             A Noteholders, of an amount equal
                                             to the lesser of:

                                             (a)      the RFS Class A Forex
                                                      Percentage of the Class A
                                                      Percentage of those
                                                      Principal

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                                                      Collections remaining
                                                      after all Initial
                                                      Principal Distributions;
                                                      and

                                             (b)      the RFS Class A Stated
                                                      Amounts for all RFS Class
                                                      A Notes; and

                           (C)      third, as a payment to the Class B
                                    Noteholders of an amount equal to the Class
                                    B Percentage of those Principal Collections.

         (b) The Trustee shall only make a payment under any of sub-paragraphs (a)(A) to (a)(C) inclusive to the extent that any Principal Collections remain from which to make the payment after amounts with priority to that payment have been distributed.

6.17     REMAINING LIQUIDITY SHORTFALL

         (a) If there is a Remaining Liquidity Shortfall for a Collection Period, the Trust Manager on behalf of the Trustee shall reduce the A$ Class A Coupon Amount, the Class B Coupon and Coupons payable with respect to RFSs and RFS Class A Notes, in each case in relation to that Collection Period, as follows:

                  (i) the Remaining Liquidity Shortfall shall first reduce the Class B Coupon payable to the Class B Noteholders on the relevant Payment Date; and

                  (ii) if the Class B Coupon payable on the relevant Payment Date relating to the Class B Notes has been reduced to zero and any Remaining Liquidity Shortfall remains, the excess Remaining Liquidity Shortfall shall reduce:

                           (A) the A$ Class A Coupon Amount payable to the Currency Swap Providers;

                           (B)      the RFS Coupon;

                           (C)      the RFS Class A Coupon; and

                           (D) any draw fee under clause 4.2 of the Redraw Facility Agreement,

                  for that Payment Date, on that Payment Date, pari passu and rateably among themselves.

         (b) If there is any reduction in the A$ Class A Coupon Amount payable to a Currency Swap Provider on a Payment Date under clause 6.17(a) above, the Trust Manager on behalf of the Trustee shall on that Payment Date reduce the Class A Coupon for that Payment Date by the same proportion as the reduction in the A$ Class A Coupon Amount.

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6.18     CHARGE OFFS

         If the Principal Charge Off for any Collection Period exceeds the Excess Available Income calculated on the Determination Date for that Collection Period, the Trust Manager must, on and with effect from the Payment Date immediately following the end of the Collection Period:

         (a) reduce pari passu the Class B Stated Amount of each of the Class B Notes by the amount of that excess which is attributable to each Class B Note until the Class B Stated Amount is zero (CLASS B CHARGE OFFS); and

         (b) if the Class B Stated Amount is zero and any amount of that excess has not been applied under paragraph (a), reduce pari passu and rateably as between themselves (based on the Stated Amount of the RFSs, the Principal Outstanding, the Stated Amount of the RFS Class A Notes and the A$ Equivalent of the Stated Amount of the Class A Notes):

                  (i) the Class A Stated Amount on each of the Class A Notes by the US$ Equivalent of the balance of that excess which is attributable to each Class A Note until the Class A Stated Amount of that Class A Note is zero (CLASS A CHARGE OFFS);

                  (ii) the RFS Class A Stated Amount on each of the RFS Class A Notes by the balance of that excess which is attributable to each RFS Class A Note until the RFS Class A Stated Amount of that RFS Class A Note is zero (RFS CLASS A CHARGE OFFS);

                  (iii) the RFS Stated Amount on each of the RFSs by the balance of that excess which is attributable to each RFS until the RFS Stated Amount is zero (RFS CHARGE
                          OFFS); and

                  (iv) the Principal Outstanding under the Redraw Facility Agreement by the balance of that excess, applied against Redraw Advances (as defined in the Redraw Facility Agreement) in inverse chronological order of their Drawdown Dates (as defined in the Redraw Facility Agreement), until the Principal Outstanding is zero (REDRAW CHARGE OFFS).

6.19     PAYMENTS INTO US$ ACCOUNT

         (a) The Trustee shall direct each Currency Swap Provider to pay all amounts denominated in US$ payable to the Trustee by that Currency Swap Provider under the relevant Currency Swap into the US$ Account or to the Principal Paying Agent under the Agency Agreement on behalf of the Trustee.

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         (b)      If any of the Trustee, the Trust Manager or the Servicer
                  receives any amount denominated in US$ from a Currency Swap Provider under the relevant Currency Swap they will promptly pay that amount to the credit of the US$ Account.

6.20     PAYMENTS OUT OF US$ ACCOUNT

         (a) The Trustee shall, or shall require that the Paying Agents on its behalf, pay all amounts credited to the US$ Account as follows and in accordance with the Note Trust Deed and the Agency Agreement.

         (b) All amounts credited to the US$ Account by a Currency Swap Provider in relation to a payment by the Trustee:


                  (i) under clause 6.10(a)(v)(B), will be paid pari passu in relation to Class A Notes as payments of Coupon on those Class A Notes;

                  (ii) under clause 6.11(a)(ii)(C), will be paid pari passu in relation to Class A Notes in or towards reinstating the Stated Amount of those Class A Notes, to the extent of the Carryover Class A Charge Offs;

                  (iii)    under clause 6.14(a)(ii), 6.15(B)(1) or 6.16(B)(1),
                           will be paid pari passu to Class A Noteholders as Class A Principal Payments until the Class A Stated Amounts have been reduced to zero;

                  (iv) in relation to Trust Expenses, under clause 6.10 will be paid to the relevant recipient of those Trust Expenses.

6.21     PREPAYMENT COSTS AND PREPAYMENT BENEFITS

         (a) On each Determination Date the Trust Manager will determine total Prepayment Benefits and total Prepayment Costs for the relevant Collection Period and will apply an amount equal to those total Prepayment Costs in payment of those total Prepayment Benefits. If:

                  (i) there is a Prepayment Cost Surplus, it will be applied under paragraph (b); and

                  (ii) there is a Prepayment Benefit Shortfall, it will be funded under paragraph (c).

         (b) On each Payment Date, and based on the calculations and instructions provided to it by the Trust Manager under clause 6.2(b), the Trustee shall pay to Westpac an amount equal to the Prepayment Cost Surplus (if any) for the Collection Period on that Payment Date to the extent received by or on behalf of the Trustee.

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         (c)      If, on any Determination Date, the Trust Manager calculates that there is a Prepayment Benefit Shortfall, the Trust Manager shall by close of business on that Determination Date notify Westpac of the amount of that Prepayment Benefit Shortfall. Westpac must, by 4.00 pm (Sydney time) on the Remittance Date deposit in the Collection Account for the credit of the Trustee an amount equal to that Prepayment Benefit Shortfall. That amount will be treated as a Gross Principal Collection.

6.22     ROUNDING OF AMOUNTS

         In making the calculations required or contemplated by this clause 6, the Trust Manager shall round calculations to four decimal places, except that all monetary amounts shall be rounded down to the nearest cent (or, in the case of payments to a Currency Swap Provider under clause 6, half a cent being rounded upwards) or as otherwise required in this Series Notice.

6.23     BOND FACTORS

         The Trust Manager shall, on or promptly after each Notice Date, notify all Registered Noteholders, the Principal Paying Agent and the Note Trustee of the relevant Class A Bond Factor, the Class B Bond Factor, the RFS Class A Bond Factor and each RFS Bond Factor calculated on the Determination Date preceding that Notice Date.
6.24     TRUST MANAGER'S REPORT

         The Trust Manager will provide to the Trustee the Trust Manager's Report for a Collection Period no later than 4.00pm (Sydney time) on the Remittance Date following that Collection Period.

6.25     PRESCRIPTION

         Despite any other provision of this Series Notice and the Master Trust Deed, Condition 8 of the Class A Notes applies to all amounts payable in relation to any Class A Note.

6.26     REPLACEMENT OF CURRENCY SWAP

         (a) If a Currency Swap is terminated, the Trustee may enter into one or more currency swaps which replace that Currency Swap (other than by way of transfer under section 6(b) of that Currency Swap) (collectively a REPLACEMENT CURRENCY SWAP) but only on the condition that the Settlement Amount (as defined in that Currency Swap), if any, which is payable by the Trustee to that Currency Swap Provider on termination of that Currency Swap will be paid in full when due in accordance with this Series Notice and that Currency Swap.

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         (b)      If the condition in paragraph (a) is satisfied, the Trustee may enter into the Replacement Currency Swap and if it does so it must direct the Replacement Currency Swap to pay any upfront premium to enter into the Replacement Currency Swap due to the Trustee directly to the relevant Currency Swap Provider in satisfaction of and to the extent of the Trustee's obligation to pay the Settlement Amount to that Currency Swap Provider as referred to in paragraph (a). To the extent that such premium is not greater than or equal to the Settlement Amount the balance may be satisfied by the Trustee as a TRUST EXPENSE.

7.       MASTER TRUST DEED
--------------------------------------------------------------------------------

7.1      COMPLETION OF DETAILS IN RELATION TO MASTER TRUST DEED

         (a)      (TRUST MANAGER FEE)

                  For the purpose of clause 19 of the Master Trust Deed, the fee payable to the Trust Manager in respect of the Trust for each Collection Period will be an amount calculated:

                  (i) on the average daily balance of the Housing Loan Principal of the Purchased Receivables during that Collection Period;

                  (ii) at the rate of 0.01% per annum or as otherwise agreed by the Trust Manager and the Trustee from time to time; and

                  (iii) on the actual number of days in the Collection Period divided by 365 days,

                  and shall accrue due from day to day. That fee is payable in Australian dollars.

                  (b)      (TRUSTEE FEE)

                  For the purpose of clause 23.1 of the Master Trust Deed, the fee payable to the Trustee in respect of the Trust for each Collection Period will be an amount calculated:

                  (i) on the average daily balance of Housing Loan Principal of the Purchased Receivables during that Collection Period;

                  (ii) at the rate of 0.03% per annum or as otherwise agreed by the Trust Manager and the Trustee from time to time; and

                  (iii) on the actual number of days in the Collection Period divided by 365 days,

                  and shall accrue due from day to day. That fee is payable in Australian dollars.

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         (c)      (SERVICING FEE)

                  For the purpose of clause 7.1 of the Servicing Agreement, the fee payable to the Servicer in respect of the Trust for each Collection Period will be an amount calculated:

                  (i) on the average daily balance of Housing Loan Principal of the Purchased Receivables during that Collection Period;

                  (ii) at the rate of 0.25% per annum or as otherwise agreed by the Trust Manager, the Trustee and the Servicer from time to time; and

                  (iii) on the actual number of days in the Collection Period divided by 365 days,

                  or as otherwise agreed by the Trustee, the Trust Manager and the Servicer. That fee shall accrue due from day to day and is payable in Australian dollars.

         (d) (FIRST COLLECTION PERIOD) For the purpose of this clause 7.1, the first Collection Period will commence on (and include) the Closing Date.

         (e)      (FEE CHANGES TO TAKE ACCOUNT OF GST)

                  None of the above fees in this clause 7.1 are to be increased by reference to any applicable goods and services tax unless:

                  (i) the Trustee, the Trust Manager and the recipient of the relevant fee agree (that agreement not to be unreasonably withheld); and

                  (ii) the increase will not result in the downgrading or withdrawal of the rating of any Notes.

7.2      AMENDMENTS TO MASTER TRUST DEED

         The Master Trust Deed is amended for the purpose of the Trust in the manner set out in annexure A to this Series Notice. The amendments do not relate to or affect any Other Trust.

8.       TRANSFER OF PURCHASED RECEIVABLES - TOP UPS
--------------------------------------------------------------------------------

(a) If during any Collection Period an Obligor requests from Westpac an increase in the principal balance under the Receivable Agreement for the relevant Purchased Receivable (other than as a Redraw) and that request is approved by the Servicer, the Trust Manager must direct the Trustee to transfer (subject to this clause 8) that Purchased Receivable from the Trust to a Warehouse Trust. The transfer will occur in accordance with clause 7 of the

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                  Master Trust Deed, this Series Notice and the Warehouse Series
                  Notice.

(b) The Trust Manager, as manager of the Warehouse Trust, shall monitor each Warehouse Investment Limit and each Warehouse Funding (each as defined in the relevant Warehouse Investment Agreements) and will advise Westpac, the Servicer and the Trustee if, at any time, the Trustee will be unable to obtain funds under any Warehouse Investment Agreements to enable transfers to be made under paragraph (a).

(c) If Westpac is advised by the Trust Manager that there are not sufficient funds available under any Warehouse Investment Agreements to enable transfers to be made under paragraph (a), neither the Servicer nor Westpac will allow any Obligor to increase the principal balance of any Purchased Receivable until sufficient funds are available under a Warehouse Investment Agreement.

9.       TRANSFERS TO WAREHOUSE TRUST
--------------------------------------------------------------------------------

         Subject to clause 10, the Trust Manager may, from time to time, direct the Trustee to transfer a Purchased Receivable to a Warehouse Trust. That transfer:

         (a) must be in accordance with clause 7 of the Master Trust Deed and the Series Notice for that Warehouse Trust;

         (b) must be for a consideration equal to the Unpaid Balance of that Receivable;

         (c) must not involve the transfer of a Receivable which is in Arrears; and

         (d) may only be made if there are funds available under any Warehouse Investment Agreement to enable the relevant Warehouse Trust to pay the necessary consideration for the transfer,

         and the Trust Manager must be satisfied that the transfer will not result in downgrading of the rating of any Notes.

         The Trustee must comply with that direction.

10.      SUBSTITUTION OF PURCHASED RECEIVABLES
--------------------------------------------------------------------------------

10.1     PURCHASE FROM WAREHOUSE TRUST

         (a) Subject to this clause 10, the Trust Manager may at any time determine whether any Warehouse Trust holds a Receivable and

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                  related Receivable Rights which complies with the requirements in clause 10.4 (a REPLACEMENT RECEIVABLE).

         (b) If a Warehouse Trust does hold a Replacement Receivable, the Trust Manager may, subject to:

                  (i) the Master Trust Deed and the Series Notice for that Warehouse Trust; and

                  (ii)     this clause 10,

                  take such action as is required under the Master Trust Deed to procure the transfer of a Purchased Receivable and the relevant Receivable Rights (together, RELEASE RECEIVABLE) from the Trust to the Warehouse Trust, and the transfer of the Replacement Receivable from the Warehouse Trust to the Trust (a SUBSTITUTION).

(c) The transfer by the Trustee of a Release Receivable must be on terms that the relevant Warehouse Trust will pay to the Trust any Substitution Net Transfer Amount and, on the following Payment Date, any relevant interest adjustment.

10.2     CONTENTS OF DIRECTION

         A direction under clause 10.1 must specify:

         (a) the Receivables of the Trust which are the subject of the Substitution;

         (b) the Warehouse Trust which is to be involved in the Substitution;

         (c) the Receivables of the relevant Warehouse Trust which are the subject of the Substitution; and

         (d) the total Substitution Net Transfer Amount payable by the Warehouse Trust.

10.3     CONDITIONS TO DIRECTION

         The Trust Manager may only arrange a Substitution under clause 10.1, if:

         (a)      the relevant Release Receivable is not in Arrears;

         (b) there is funding available under any relevant Warehouse Investment Agreement to meet any Substitution Net Transfer Amount payable by the Warehouse Trust in relation to the relevant Substitution; and

         (c) the Unpaid Balance of all Purchased Receivables acquired by the Trust from the relevant Warehouse Trust is less than the Unpaid Balance of all Release Receivables transferred to the relevant Warehouse Trust.

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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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10.4     CRITERIA FOR REPLACEMENT RECEIVABLE

         For the purposes of this clause 10, a Replacement Receivable must:

         (a) have a maturity date no later than the date which is one year before the Maturity Date of the Notes (other than RFSs);

         (b) have similar product features to one or more Purchased Receivables at that time;

         (c) have an Unpaid Balance which is within A$30,000 of the Unpaid Balance of the relevant Release Receivable (whether greater or less than that amount);

         (d) are otherwise suitable for substitution under this clause 10, in the Trust Manager's sole and absolute discretion; and

         (e) be the subject of a Mortgage Insurance Policy from a Mortgage Insurer.

         In making a determination under paragraph (b), the Trust Manager may (but is not required to) have regard to whether the Replacement
         Receivables:

         (f) are located in the same State or Territory as the relevant Release Receivable; and

         (g) have the same or similar (by location) postcode as the relevant Release Receivable.

10.5     CONSENT OF DESIGNATED RATINGS AGENCY

         The Trust Manager must not procure the transfer of Receivables under this clause 10 unless it has received written confirmation from the Designated Rating Agency for each Class of Notes that the transfer would not result in a downgrading of the rating given to any relevant Note or the withdrawal of the rating of any relevant Note. The Trust Manager will provide a copy of that confirmation to the Trustee and the Note Trustee.

11.      APPLICATION OF THRESHOLD RATE
--------------------------------------------------------------------------------

11.1     CALCULATION OF THRESHOLD RATE

         If at any time the Basis Swap is terminated, the Trust Manager shall, on each of:

         (a)      the earlier of:

                  (i) the date which is 3 Business Days following the date on which the Basis Swap is terminated; and

                  (ii) the Determination Date immediately following the date on which the Basis Swap is terminated; and


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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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         (b)      each successive Determination Date for so long as the Basis
                  Swap has not been replaced by a similar Hedge Agreement or until the Trustee and the Trust Manager otherwise agree (and the Designated Rating Agency for each Class of Notes has confirmed in writing that that agreement would not result in a downgrading of the rating given to any relevant Note or the withdrawal of the rating of any relevant Note), calculate the Threshold Rate as at that date and notify the Trustee, the Servicer and Westpac of that Threshold Rate on the relevant Payment Date.

11.2     SETTING THRESHOLD RATE

         If the Servicer is notified of a Threshold Rate under clause 11.1, it will, not more than 7 Business Days following the date on which the Basis Swap is terminated, ensure that the interest rate payable on each Purchased Receivable which is subject to a variable rate set, as permitted by the relevant Receivable Agreement, at the discretion of Westpac is not less than the Threshold Rate, and immediately notify the Trustee when it has done so.

11.3     TRUSTEE SETTING THRESHOLD RATE

         If the Trustee does not receive notice from the Servicer under clause
         11.2 within 7 Business Days following the date on which the Basis Swap is terminated, the Trustee shall immediately exercise its rights and powers under the Transaction Documents, including, without limitation, taking action against the Servicer, to ensure that the interest rate payable on each Purchased Receivable which is subject to a variable rate set, as permitted by the Receivable Agreement, is not less than the Threshold Rate.

12.      BENEFICIARY
--------------------------------------------------------------------------------

12.1     ISSUE OF UNITS

         (a) The beneficial interest in the Trust will be constituted by the issue of:

                  (i)      a single residual capital unit (the RESIDUAL CAPITAL
                           UNIT); and

                  (ii) such numbers of residual income units (each, a RESIDUAL INCOME UNIT) as the Trustee may issue from time to time in accordance with this clause 12.1.

                  The holders of the Residual Capital Unit and the Residual Income Units (each, a UNIT) hold the beneficial interest in the


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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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                  Trust in accordance with the Master Trust Deed and this Series
                  Notice.

         (b) The Trustee must, on payment by the relevant Beneficiary of the issue price of the Unit specified below, issue a Unit by registering that Beneficiary's name in the register kept under this clause 12. A failure by the Trust Manager to issue a Unit does not affect the Beneficiary's rights as beneficiary of the Trust under the Master Trust Deed and this Series Notice.

12.2     RESIDUAL CAPITAL UNIT

         (a) The holder of the Residual Capital Unit is Westpac Banking Corporation (WESTPAC).

         (b) The issue price of the Residual Capital Unit is the amount of $10, paid by Westpac under the Notice of Creation of the Trust on establishment of the Trust.

         (c) The beneficial interest held by the holder of the Residual Capital Unit is limited to the Trust and each Asset of the Trust (other than any Asset of the Trust held on trust for the holders of Residual Income Units under clause 12.3) subject to and in accordance with the Master Trust Deed and this Series Notice.

         (d) The holder of the Residual Capital Unit has no right to receive distributions in respect of the Trust other than the right to receive on the termination of the Trust the entire beneficial interest of the Trust subject to rights of holders of Residual Income Unit. The Residual Capital Unit may not be redeemed at any other time or in any other way.

         (e)      The Residual Capital Unit is not transferable.

12.3     RESIDUAL INCOME UNIT

         (a) The person may, with the consent of the Trustee and the Trust Manager (whose consent may be given or withheld in their absolute discretion), become the holder of a Residual Income Unit by paying the subscription price for the Residual Income Unit.

         (b) The issue price of a Residual Income Unit will be the amount agreed between the Trustee, the Trust Manager and the person applying for the Residual Income Unit.

         (c) The beneficial interest held by the holder of the Residual Income Unit is limited to that holder's Income Percentage of the amounts (if any) standing to the credit of the Collections Account which represents Net Income available for distribution under clause 30 of the Master Trust Deed.


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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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         (d)      The holder of the Residual Income Unit has the right to
                  receive distributions in respect of the Trust under the Master Trust Deed and this Series Notice only to the extent that Net Income is available for distribution under the Master Trust Deed and this Series Notice.

         (e) Each Residual Income Unit is transferable in accordance with clause 12.5.

12.4     REGISTER

         (a) The entitlement of any person to a Unit will be evidenced by registration in the register maintained under this clause 12.4 (the REGISTER).

         (b) The Trustee will keep the Register at its registered office in a form that it considers appropriate and will enter the following particulars.

                  (i)      The name and address of the holder of each Unit.

                  (ii) The date on which the name of the holder of each Unit is entered in the Register.

                  (iii) The date on which the holder of a Unit ceases to be registered as the holder of that Unit.

                  (iv) The subscription moneys initially paid for each Unit, and the aggregate subscription moneys of all Units from time to time.

                  (v) Any other details which the Trustee may consider necessary or desirable.

         (c) The holder of a Unit shall promptly notify the Trustee of any change of name or address and the Trustee will alter the Register accordingly.

         (d) Without limiting clause 12.1, the interest of any holder in a Unit will be constituted by registration in the register.

12.5     TRANSFER OF UNITS

         (a)      (i)      The holder of a Unit may transfer the Unit by
                           instrument in writing in any form approved by the Trustee. No fee will be charged on the transfer of a Unit.

                  (ii) An instrument of transfer shall be executed by or on behalf both of the transferor and the transferee.

                  (iii) A transferor of a Unit remains the holder of the Unit transferred until the transfer is registered and the name of the transferee is entered in the register in respect of the Unit.


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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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         (b)      The instrument of transfer of a Unit must be left for
                  registration at the address where the Register is kept on which the Unit to which the transfer relates are registered.
                  It must be left together with any information that the Trustee properly requires to show the right of the transferor to make the transfer.

         (c) The Trustee must notify the Designated Rating Agency for each Class of Notes and the Trust Manager of any transfer of units under this clause 12.5.

12.6     LIMIT ON RIGHTS

         Each Beneficiary is subject to, and bound by, the provisions of the Master Trust Deed (including clause 12.1).

13.      TITLE PERFECTION EVENTS
--------------------------------------------------------------------------------

         Each of the following is a Title Perfection Event.

         (a) (DOWNGRADE) Westpac ceases to have a long term rating of at least BBB from S&P and BBB from Fitch and (so long as Class A Notes are outstanding) Baa2 from Moody's.

         (b) (INSOLVENCY EVENT) An Insolvency Event occurs with respect to Westpac.

         (c) (NON COMPLIANCE) Westpac fails to pay any Collections (as defined in the Servicing Agreement) within 5 Business Days of receipt of notice to do so from the Trustee or the Trust Manager under the Servicing Agreement.

14.      ADDITIONAL RECEIVABLE PRODUCT FEATURES
--------------------------------------------------------------------------------

         Westpac may, in relation to a Purchased Receivable, from time to time seek to offer the relevant Obligor additional features for that Purchased Receivable which were not features of that Purchased Receivable at the Cut-Off Date. Before seeking to offer any such additional feature, Westpac must satisfy the Trust Manager that the additional features would not adversely affect any relevant Mortgage Insurance Policy and would not cause the rating of any Notes to be downgraded or withdrawn.

15.      WST WAREHOUSE TRUST #1
--------------------------------------------------------------------------------

15.1     DIRECTION UNDER WAREHOUSE SERIES NOTICE

         This direction is given under clause 5 of the WST Warehouse Trust #1 Series Notice.


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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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15.2     DIRECTION

         The Trust Manager directs the Warehouse Trustee:

         (a) to dispose of the Receivables that are from time to time specified in a Sale Notice prepared by the Trust Manager and given to the Warehouse Trustee;

         (b)      the trust that will acquire those Receivables is the Trust;

         (c) the consideration to be paid by the Trust for the Receivable will be specified in the Sale Notice referred to in paragraph
                  (a);

         (d)      the proposed date of disposal is 13 May 1999; and

         (e) the Warehouse Investor has agreed to the consideration to be paid by the Trust.

16.      SERVICER REPRESENTATIONS
--------------------------------------------------------------------------------

         The Servicer makes the following representations and warranties for the benefit of the Trustee in relation to the Sale Notice referred to in clause 15 and the Receivables, Receivable Rights and Related Securities referred to in that Sale Notice.

         (a) (ELIGIBLE RECEIVABLE) As at the Cut-Off Date, each Receivable which is specified in that Sale Notice is an Eligible Receivable. In relation to any related Receivable Security that is required to be registered with any Governmental Agency and which is not registered at the Cut-Off Date, it will be registered.

         (b) (RECEIVABLE SECURITIES) The Servicer has not done, or omitted to do, anything which would prevent each Receivable, Receivable Security and Related Security which is specified in that Sale Notice from being valid, binding and enforceable against the relevant Obligor(s) in all material respects except to the extent that it is affected by laws relating to creditors rights generally, or doctrines of equity.

         (c) (OWNERSHIP) In relation to each Receivable Security which is specified in that Sale Notice the Servicer has not done, or omitted to do anything which would prevent the relevant Obligor(s) from being the sole legal owner of the relevant Mortgaged Property and registered as the sole proprietor(s) of the relevant Mortgaged Property.

         (d) (INSURANCE) As at the Closing Date, each Receivable which is specified in the Sale Notice is the subject of a Mortgage Insurance Policy from a Mortgage Insurer for the scheduled term of that Receivable. The sale of each such Receivable to the Trustee is not contrary to the relevant Mortgage Insurance Policy. The Servicer has not done or omitted to do anything which might


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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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                  prejudicially affect or limit the rights of the Trustee under or in respect of a Mortgage Insurance Policy to the extent that those rights relate to that Receivable or the related Receivable Security. On transfer to the Trustee of equitable title to a Purchased Receivable, the Trustee will have the benefit of the relevant Mortgage Insurance Policy for that Receivable.

         (e) (SOLVENCY OF MORTGAGE INSURERS) The officers of the Servicer who have responsibility for the transactions contemplated by the Transaction Documents do not have actual notice that any insurer under any insurance policy in relation to a Receivable is insolvent or will be unable to pay a valid claim.

         (f) (SELECTION PROCESS) There is no fraud, dishonesty, material misrepresentation or negligence on the part of the Servicer in connection with the selection and offer to the Trustee of any Receivables or related Receivable Securities which is specified in that Sale Notice.

         (g) (RELEVANT DOCUMENTS) The Servicer holds in its possession or control all Relevant Documents that relate to the Receivables and the related Receivable Securities which are specified in that Sale Notice necessary to enforce the provisions of and the security created by the relevant Receivable Securities.

         (h) (NO RECISION, ETC) As at the Cut-Off Date, none of the Receivables or Receivable Securities which are specified in that Sale Notice were satisfied, cancelled, discharged or rescinded and the Mortgaged Property relating to each relevant Receivable and Receivable Security had not been released from the security of the relevant Receivable Securities.

         (i) (INTEREST RATE) Except as may be provided in a Receivable Agreement or Receivable Security which is specified in the Sale Notice, and subject to applicable laws, the Servicer has not done, or omitted to do anything which would render the interest rate for each such Receivable subject to any limitation, or to any consent, additional memoranda or other writing required from the relevant Obligor to give effect to a change in that rate and any change in that rate will be effective on notice being given to the that Obligor in accordance with the terms of the relevant Receivable or Receivable Security.

         (j) (ASSIGNABILITY) All consents required in relation to the assignment of the Receivables and the related Receivable Rights specified in that Sale Notice have been obtained. Those Receivables and Receivable Rights are assignable.

         (k) (SERVICING) Each relevant Receivable referred to in the Sale Notice and each Receivable Security and Related Security has


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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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                  been serviced by the Servicer in accordance with the Servicing
                  Agreement, the Servicing Agreement Series 1997-2 Amendment Agreement dated 23 April 1997, the Servicing Agreement Series 1997-3 Amendment Agreement dated 25 June 1997 and the
                  Servicing Agreement Series 1997-4E Amendment Agreement dated
                  29 September 1997 and the Servicing Agreement Series 1998-1G Amendment Agreement dated 10 June 1998 from the time of its transfer from Westpac to the Series 1997-1 WST Trust, the Series 1997-2 WST Trust, the Series 1997-3 WST Trust, the Series 1997-4E WST Trust or the Series 1998-1G WST Trust, as the case may be, until the Closing Date. That servicing includes, without limitation, ensuring compliance with the Consumer Credit code in connection with servicing the Receivables and Receivable Securities where failure to do so would have an Adverse Effect.

         (l) (ORDINARY COURSE OF BUSINESS) Between the Cut-Off Date and the Closing Date, the Servicer dealt with the Receivables and the Receivable Securities specified in the Sale Notice in the ordinary course of its business.

17.      WAREHOUSE TRUSTEE REPRESENTATIONS
--------------------------------------------------------------------------------

         The Warehouse Trustee makes the following representations and warranties for the benefit of the Trustee in relation to the Sale Notice referred to in clause 15 and the Receivables, Receivable Rights and Related Securities referred to in that Sale Notice.

         (a) (QUALITY OF TITLE) It has good title to the Receivables and the related Receivable Rights specified in that Sale Notice. Those Receivables and the related Receivable Rights, together with the interest of the Warehouse Trustee under the Relevant Documents, are owned by it free and clear of any Security Interest other than a Security Trust Deed given by the Warehouse Trustee in favour of the Security Trustee. That Security Trust Deed created only a floating charge over those Receivables and related Receivable Rights.

         (b) (RECEIVABLE SECURITIES) The Warehouse Trustee has not done anything, during the period within which the Warehouse Trustee was trustee of the Receivables and the related Receivable Rights specified in that Sale Notice, which would prevent each Receivable, Receivable Security and Related Security which is specified in that Sale Notice from being valid, binding and enforceable against the relevant Obligor(s) in all material respects except to the extent that it is affected by laws relating to creditors rights generally, or doctrines of equity.


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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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         (c)      (SET OFF) The Warehouse Trustee has not done anything, during the period within which the Warehouse Trustee was trustee of the Receivables and the related Receivable Rights specified in that Sale Notice, which would render, once equitably assigned to the Trustee, any Receivable or Receivable Right which is specified in that Sale Notice subject to any right of rescission, set off, counterclaim or similar defence, nor to render any Receivable or Receivable Right which is specified in that Sale Notice subject to, or affected by, any interest off-set arrangement or right.

         (d) (SECURITY INTEREST) The sale, transfer and assignment of the Warehouse Trustee's interest in the Receivables and the related Receivable Rights which are specified in that Sale Notice, will not constitute a breach of any Relevant Document or the Warehouse Trustee's obligations or a default by the Warehouse Trustee under any Security Interest.

         (e)      (SOLVENCY) The Warehouse Trustee is solvent.

18.      NOTE TRUSTEE
--------------------------------------------------------------------------------

18.1     CAPACITY

         The Note Trustee is a party to this Series Notice in its capacity as trustee for the Noteholders from time to time under the Note Trust Deed.

18.2     EXERCISE OF RIGHTS

         (a) The rights, remedies and discretions of the Class A Noteholders under the Transaction Documents including all rights to vote or give instructions to the Security Trustee and to enforce undertakings or warranties under the Transaction Documents may only be exercised by the Note Trustee on behalf of the Class A Noteholders in accordance with the Note Trust Deed.

         (b) The Class A Noteholders may only exercise enforcement rights in respect of the Mortgaged Property through the Note Trustee and only in accordance with the Transaction Documents.

18.3     REPRESENTATION AND WARRANTY

         The Note Trustee represents and warrants to each other party to this Series Notice that it has power under the Note Trust Deed to enter into the Transaction Documents and to exercise the rights, remedies and discretions of, and to vote on behalf of the Noteholders.

18.4     PAYMENTS

         Any payment to be made to the Noteholders under the Transaction Documents may be made to the Principal Paying Agent or the Note


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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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         Trustee (as the case may be) in accordance with the Agency Agreement and the Note Trust Deed.

19.      WESTPAC UNDERTAKINGS
--------------------------------------------------------------------------------

19.1     SET OFF

         Westpac irrevocably waives, and must not exercise, any right it may have to set off amounts deposited with it by the Trustee (in its capacity as trustee of the Trustee) against amounts owed by the Trustee to Westpac (in any capacity) under any Transaction Document.

19.2     NOTICE OF ACTIONS

         Westpac, as Approved Seller, must notify the Trustee and the Trust Manager promptly after becoming aware of any action, claim or other legal proceedings which may be brought against Westpac and which Westpac believes would have a materially adverse effect on its title to any Receivable or Receivable Security (an ACTION).

19.3     NOTIFICATION OF TRUST

         If the Trustee is notified of an Action under clause 19.2, the Trust Manager (failing which the Trustee) must notify the relevant court or tribunal of the Trustee's interest in the relevant Receivables or Receivable Securities, unless Westpac (as Approved Seller), the Trust Manager and the Trustee agree that to do so might prejudice Westpac's ability successfully to defend or prosecute the Action (as the case may be).

20.      REDEMPTION
--------------------------------------------------------------------------------

         (a) For the purposes of clause 8.9 of the Master Trust Deed and the relevant Condition 5(n), the Trustee may only redeem Class A Notes under Condition 5(n) at the direction of the Trust Manager.

         (b) The Trust Manager may give a direction under paragraph (a) in its absolute discretion in accordance with Condition 5(n), except that the Trust Manager may only give that direction to the extent that funds are available under the relevant Warehouse Investment Agreement to acquire the Purchased Receivables to enable redemption of the Class A Notes.


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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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21.      GOVERNING LAW AND JURISDICTION
--------------------------------------------------------------------------------

         This deed is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.



EXECUTED as a deed in New South Wales.

Each attorney executing this Series Notice states that he or she has no notice of revocation or suspension of his or her power of attorney.


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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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TRUSTEE/WAREHOUSE TRUSTEE


SIGNED SEALED and DELIVERED        )
on behalf of                       )
WESTPAC SECURITIES                 )
ADMINISTRATION LIMITED             )
by its attorney                    )
in the presence of:                )
                                             -----------------------------------
                                             Signature

----------------------------------------     -----------------------------------
Witness                                      Print name

----------------------------------------
Print name

TRUST MANAGER


SIGNED SEALED and DELIVERED        )
on behalf of                       )
WESTPAC SECURITISATION             )
MANAGEMENT PTY LIMITED             )
by its attorney                    )
in the presence of:                )
                                             -----------------------------------
                                             Signature

----------------------------------------     -----------------------------------
Witness                                      Print name

----------------------------------------
Print name

SERVICER


SIGNED SEALED and DELIVERED        )
on behalf of                       )
THE MORTGAGE COMPANY               )
PTY LIMITED                        )
by its attorney                    )
in the presence of:                )
                                             -----------------------------------
                                             Signature

----------------------------------------     -----------------------------------
Witness                                      Print name

----------------------------------------
Print name


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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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AN APPROVED SELLER/WAREHOUSE INVESTOR


SIGNED SEALED and DELIVERED        )
on behalf of                       )         -----------------------------------
WESTPAC BANKING                    )         Signature
CORPORATION                        )
by its attorney                    )         -----------------------------------
in the presence of:                )         Print name
                                   )
                                             -----------------------------------
                                             Signature

----------------------------------------     -----------------------------------
Witness                                      Print name

----------------------------------------
Print name

NOTE TRUSTEE


SIGNED SEALED and DELIVERED        )
on behalf of                       )
CITIBANK, N.A., LONDON OFFICE      )
by its attorney                    )
in the presence of:                )
                                             -----------------------------------
                                             Signature

----------------------------------------     -----------------------------------
Witness                                      Print name

----------------------------------------
Print name


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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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SCHEDULE

An Eligible Receivable means a Loan which, as at the Cut-Off Date for that Loan:

(a)      is denominated and payable only in Australian dollars in Australia;

(b) is secured by a Receivable Security that constitutes a first ranking mortgage over land situated in Australia which is or will be registered under the Real Property Legislation, or where a Receivable Security is not, or will not be when registered, a first ranking mortgage, the relevant Sale Notice includes an offer in relation to all prior ranking registered mortgages;

(c) is secured by a Receivable Security over a Mortgaged Property which has erected on it a residential dwelling;

(d)      has an LVR (as defined below) less than or equal to 95%;

(e) was approved and originated by Westpac in the ordinary course of its business;

(f)      under which the relevant Obligor does not owe more than $750,000;

(g) the relevant Obligor in respect of which was required to repay the Receivable within 30 years of the Cut-Off Date;

(h)      is not in Arrears for more than 30 consecutive days;

(i) the sale of an equitable interest in, or the sale of an equitable interest in any related Receivable Security, does not contravene or conflict with any law;

(j) together with the related Receivable Security, has been or will be stamped, or has been taken by the relevant stamp duties authority to be stamped, with all applicable duty;

(k) is subject to the terms and conditions of Westpac's standard Loan Offer for the loan products referred to in the definition of Receivable in the Series Notice, or any similar loan product, however named, the product features of which comply with clause 14;

(l) is not governed or regulated by the Credit Act 1984 (NSW) (or the corresponding legislation for any other Australian jurisdiction) or any rural, primary production, moratorium or mediation legislation, other than the Consumer Credit Legislation;

(m) is not a Loan with an interest only payment type and a bullet principal repayment at the end of the interest only period; and

(n) the relevant Obligor in respect of which is a resident of Australia.


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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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For the purpose of this schedule:

LVR means the outstanding amount of the Loan, plus any other amount secured by any Mortgage for that Loan or related Loans, at the date of determination divided by the aggregate value of the Mortgaged Property subject to the related Mortgage for that Loan, expressed as a percentage.


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                                                                     ALLEN ALLEN
SERIES 1999-1G WST TRUST SERIES NOTICE                                & HEMSLEY
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ANNEXURE A

WST SERIES 1999-1G TRUST
AMENDMENTS TO MASTER TRUST DEED
--------------------------------------------------------------------------------



GENERAL

         (a) All references in the Master Trust Deed to the WILFUL DEFAULT of the Trustee in each of clauses 8.4(f), 8.4(g), 8.4(h), 24.1(c), 24.8, 24.10(a), 33.9, 33.10, 33.12(b), 33.13,
                  33.14(a), 33.14(b), 33.14(c), 33.17(b), 33.17(c), 33.17(d),
                  33.17(e), 33.18(h) and in Schedule 2 are replaced by the words BREACH OF TRUST and in clause 12.1(l) the words WILFUL DEFAULT are deleted.

         (b) The words "memorandum or articles of association" in clause 32.1(e) of the Master Trust Deed and the words "memorandum and articles of association" in paragraph 1(a) of Schedule 6 to the Master Trust Deed are deleted and replaced with the word "constitution".

CLAUSE 1.1 - APPROVED BANK

         The definition of APPROVED BANK in clause 1.1 of the Master Trust Deed is deleted and replaced with the following definition.

         "APPROVED BANK means:

         (a) a Bank which has a short term rating of at least A-1+ from S&P, P-1 from Moody's and F-1+ from Fitch; or

         (b) in relation to a Trust, any bank or financial institution which is specified to be an Approved Bank in the relevant Series Notice,

         but means Westpac Banking Corporation for so long as it has a short term rating of A-1 or better from S&P, P-1 or better from Moody's and F-1 or better from Fitch."


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CLAUSE 1.1 - AUTHORISED INVESTMENT

         For the purposes of the definition of AUTHORISED INVESTMENT in clause
         1.1 of the Master Trust Deed:

         (a) each of the investments in paragraphs (d), (e), (f) of that definition and (h) must have a rating of AAA (long term) or A-1+ (short term) (as the case may be) from S&P and a rating of Aaa (long term) or P-1 (short term) (as the case may be) from Moody's and a rating of AAA (long term) or F-1+ (short term) (as the case may be) from Fitch to be an AUTHORISED INVESTMENT for the Trust; and

         (b)      paragraph (h)(i) is deleted and replaced with the following:

                  "included within the definition of POOL OF MORTGAGES in the Duties Act 1997 of New South Wales; and".

CLAUSE 1.1 - BANK

         The existing definition of BANK in clause 1.1 of the Master Trust Deed is deleted and replaced with the following definition.

         "BANK means:

         (a) a corporation authorised under the BANKING ACT, 1959 to carry on general banking business in Australia or a corporation formed or incorporated under an Act of the Parliament of an Australian Jurisdiction to carry on the general business of banking; or

         (b) where any Transaction Document requires money to be deposited by the Trustee outside Australia, a corporation authorised by the banking legislation of the relevant jurisdiction to carry on the general business of banking in that jurisdiction."

CLAUSE 1.1 - EXPENSES

         For the purposes of the definition of EXPENSES in clause 1.1 of the Master Trust Deed, a new paragraph (o) is inserted as follows and the existing paragraph (o) becomes paragraph (b).

         "(o) any fees and expenses payable to any Stock Exchange or DTC from time to time by the Trustee;"

CLAUSE 1.1 - EXTRAORDINARY RESOLUTION

         For the purposes of the definition of EXTRAORDINARY RESOLUTION in clause 1.1 of the Master Trust Deed, that definition is deleted and the following definition is inserted.

         "EXTRAORDINARY RESOLUTION in relation to:

         (a) the Registered Noteholders means, subject to the provisions of the Security Trust Deed:


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                  (i)      a resolution passed at a meeting of the Registered
                           Noteholders duly convened and held in accordance with the provisions contained in clause 17 by a majority consisting of not less than 75% of the votes able to be cast by the Registered Noteholders cast (by show of hands or poll, as the case may be); or

                  (ii) a resolution in writing under clause 17.15 signed by all the Registered Noteholders;

         (b) all Noteholders means, subject to the provisions of the Security Trust Deed a resolution passed by Registered Noteholders duly convened and held in accordance with the provisions contained in clause 17 and by Class A Noteholders in accordance with the Note Trust Deed by a majority consisting of not less than 75% calculated as follows:

                  (A X I) + (U)
                  -------------

                        T

                  Where:   A =      the percentage of Registered Noteholders
                                    voting in favour of the resolution;

                           I = the US$ Equivalent of the Invested Amount of all Registered Notes;

                           U = the aggregate Invested Amount of the Class A Noteholders who voted in favour of the resolution

                           T =      the Total Invested Amount.

CLAUSE 1.1 - FITCH

         For the purpose of clause 1.1 of the Master Trust Deed, a new definition is inserted as follows:

         "FITCH means Fitch IBCA, Inc."

CLAUSE 1.1 - INSOLVENCY EVENT

         For the purposes of the definition of INSOLVENCY EVENT in clause 1.1 of the Master Trust Deed:

         (a)      the word "Westpac" is inserted after the words "a Servicer,";
                  and

         (b) the following words are inserted at the end of paragraph (c) of the definition:

                  ", and for the avoidance of doubt an inability of the Trustee in its capacity as trustee of the Trust to pay its debts does not include:

                  (i) the Trustee making any drawing under a Support Facility in accordance with the Transaction Documents; or


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                  (ii)     until the Class A Notes are repaid in full, the
                           Trustee making any Class B Charge Off or failing to pay the full amount of any Class B Coupon."

CLAUSE 1.1 - RATING AGENCY

         For the purpose of the definition of RATING AGENCY in clause 1.1 of the Master Trust Deed, the word ", Fitch" is inserted after the word "S&P".

CLAUSE 1.1 - TERMINATION DATE

         For the purpose of the definition of TERMINATION DATE in clause 1.1 of the Master Trust Deed, the words "and the Trustee and the Trust Manager agree that no further Notes are proposed to be issued by the Trustee in relation to that Trust" are inserted at the end of paragraph (c)(i) of that definition.

CLAUSE 1.1 - TAXATION ACT

         For the purposes of the definition of TAXATION ACT inclusive 1.1 of the Master Trust Deed, the words "and the Income Tax Assessment Act 1997 (Commonwealth)" are inserted at the end of that definition.

CLAUSE 1.2

         For the purposes of clause 1.2 of the Master Trust Deed, a new paragraph is inserted as follows.

         "(q) Except as otherwise provided, a reference to any time is a reference to Sydney time."

CLAUSE 2.1

         For the purposes of clause 2.1 of the Master Trust Deed, the words "and the relevant Series Notice" are inserted at the end of that clause.

CLAUSE 3.4

         Clause 3.4 of the Master Trust Deed is deleted and replaced with the following new Clause 3.4.

         "Each Trust shall continue until, and shall terminate on the later of:

         (i)      its respective Termination Date;

         (ii) the date on which the provisions of clause 3.5 have been satisfied; and

         (iii) the date on which the Trustee ceases to hold any Trust Back Assets in relation to that Trust."

CLAUSE 8.3(B) - SALE NOTICE

         For the purposes of clause 8.3(b) of the Master Trust Deed, a Sale Notice given by Westpac or the Warehouse Trustee in relation to the Trust may be given at any time on the same day as the day on which the Expiry Time falls.


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CLAUSE 8.5(A) - CONDITIONS PRECEDENT TO PURCHASE

         For the purposes of clause 8.5(a) of the Master Trust Deed, the following is a condition precedent to the giving of the Sale Notice.

         (CERTIFIED COPIES) Except to the extent previously provided to the Trustee (in its capacity as trustee of any Trust), certified copies of the forms of each Mortgage Insurance Policy, and the forms of the Receivable Agreements, relating to the Purchased Receivables.

CLAUSE 8.6 - REPRESENTATIONS AND WARRANTIES

         For the purposes of clause 8.6 of the Master Trust Deed, Westpac makes the following representations and warranties in relation to the Sale Notice given by it and the Receivables and Receivable Rights referred to in that Sale Notice.

         (a) (ASSIGNABILITY) All consents required in relation to the assignment of the Receivables and the related Receivable Rights specified in the Sale Notice have been obtained. Those Receivables and Receivable Rights are assignable.

         (b) (QUALITY OF TITLE) It is the sole, legal and beneficial owner of the Receivables and the related Receivable Rights specified in the Sale Notice. Those Receivables and the related Receivable Rights, together with the interest of Westpac under the Relevant Documents, are owned by it free and clear of any Security Interest (other than any Security Interest arising solely as the result of any action taken by the Trustee).

         (c) (ELIGIBLE RECEIVABLE) As at the Cut-Off Date, each Receivable which is specified in the Sale Notice is an Eligible Receivable. In relation to any related Receivable Security that is required to be registered with any Governmental Agency and which is not registered at the Cut-Off Date, it will be registered.

         (d) (RECEIVABLE SECURITIES) Each Receivable, Receivable Security and Related Security which is specified in the Sale Notice is valid, binding and enforceable against the relevant Obligor(s) in all material respects except to the extent that it is affected by laws relating to creditors rights generally, or doctrines of equity.

         (e) (SET OFF) Once equitably assigned to the Trustee, no Receivable or Receivable Right which is specified in the Sale Notice will be subject to any right of rescission, set off, counterclaim or similar defence. No Receivable or Receivable Right which is specified in that Sale Notice is subject to, or affected by, any interest off-set arrangement or right.

         (f) (COMPLIANCE WITH LAWS) At the time each Receivable and Receivable Security which is specified in the Sale Notice and each Related Security was entered into it complied in all material


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                  respects with applicable laws, including, without limitation, where the Consumer Credit Legislation applies, the Consumer Credit Legislation.

         (g) (OWNERSHIP) In relation to each Receivable Security which is specified in the Sale Notice the relevant Obligor(s) is or are the sole legal owner of the relevant Mortgaged Property and registered as the sole proprietor(s) of the relevant Mortgaged Property.

         (h) (INSURANCE) As at the Closing Date, each Receivable which is specified in the Sale Notice is the subject of a Mortgage Insurance Policy from a Mortgage Insurer for the scheduled term of that Receivable. The sale of each such Receivable to the Trustee is not contrary to the relevant Mortgage Insurance Policy. Westpac has not done or omitted to do anything which might prejudicially affect or limit its rights or the rights of the Trustee under or in respect of a Mortgage Insurance Policy to the extent that those rights relate to that Receivable or the related Receivable Security. On transfer to the Trustee of equitable title to a Purchased Receivable, the Trustee will have the benefit of the relevant Mortgage Insurance Policy for that Receivable.

         (i) (SOLVENCY OF MORTGAGE INSURERS) The officers of Westpac who have responsibility for the transactions contemplated by the Transaction Documents do not have actual notice that any insurer under any insurance policy in relation to a Receivable is insolvent or will be unable to pay a valid claim.

         (j) (SELECTION PROCESS) There is no fraud, dishonesty, material misrepresentation or negligence on the part of Westpac in connection with the selection and offer to the Trustee of any Receivables or related Receivable Securities which is specified in the Sale Notice.

         (k) (NO VOID TRANSACTIONS) The assignment of the Receivables and Receivable Rights which are specified in the Sale Notice will not be held by a court to be an undervalue transfer, a fraudulent conveyance, or a voidable preference under any law relating to insolvency.

         (l) (SECURITY INTEREST) The sale, transfer and assignment of Westpac's interest in the Receivables and the related Receivable Rights which are specified in a Sale Notice, will not constitute a breach of any Relevant Document or Westpac's obligations or a default by Westpac under any Security Interest.

         (m) (RELEVANT DOCUMENTS) Westpac holds in its possession or control all Relevant Documents that relate to the Receivables and the related Receivable Securities which are specified in the Sale


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                  Notice necessary to enforce the provisions of and the security created by the relevant Receivable Securities.

         (n)      (SOLVENCY) Westpac is solvent.

         (o) (NO RECISION, ETC) As at the Cut-Off Date, none of the Receivables or Receivable Securities which are specified in the Sale Notice were satisfied, cancelled, discharged or rescinded and the Mortgaged Property relating to each relevant Receivable and Receivable Security had not been released from the security of the relevant Receivable Securities.

         (p) (INTEREST RATE) Except as may be provided in a Receivable Agreement or Receivable Security which is specified in the Sale Notice, and subject to applicable laws, the interest rate for each such Receivable is not subject to any limitation, no consent, additional memoranda or other writing is required from the relevant Obligor to give effect to a change in that rate and any change in that rate will be effective on notice being given to the that Obligor in accordance with the terms of the relevant Receivable or Receivable Security.

         (q) (ORDINARY COURSE OF BUSINESS) Between the Cut-Off Date and the Closing Date, Westpac dealt with the Receivables and the Receivable Securities specified in the Sale Notice in the ordinary course of its business.

         Westpac also makes the following representations and warranties in relation to the Receivables and Receivable Rights referred to in the Sale Notice given by the Warehouse Trustee:

         (i) (SALE TO EARLIER SERIES) Those Receivables and Receivable Rights were assigned by Westpac to either the Series 1997-1 WST Trust, the Series 1997-2, the Series 1997-3 WST Trust, the Series 1997-4E WST Trust or the Series 1998-1G WST Trust.

         (ii) (REPRESENTATIONS AND WARRANTIES) At the time of those assignments Westpac gave the same representations and warranties to the trustee of the Series 1997-1 WST Trust, the Series 1997-2 WST Trust, the Series 1997-3 WST Trust, the Series 1997-4E WST Trust or the 1998-1G WST Trust, as the case may be, in relation to those Receivables and Receivable Rights as it has given to the Trustee in relation to the Sale Notice given by Westpac to the Trustee. The only difference is that in relation to the sale to the trustee of the Series 1997-1 WST Trust Westpac did not represent and warrant that on transfer to the trustee of the Series 1997-1 WST Trust of equitable title to a Purchased Receivable, the Trustee will have the benefit of the relevant Mortgage Insurance Policy for that Receivable. That


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                  representation and warranty is given by the Servicer in clause
                  16(d) of this Series Notice.

CLAUSE 8.9(D) - CLEAN UP OFFER

         For the purposes of clause 8.9(d) of the Master Trust Deed, the term "(i)" is inserted after "sub-paragraph" in the second line of sub-paragraph (ii), and the following provisions apply.

         (a) On any Determination Date on which the aggregate Housing Loan Principal of a Portfolio of Receivables for Purchased Receivables expressed as a percentage of the Housing Loan Principal of those Purchased Receivables at the Cut-Off Date, is less than 10%, the Trust Manager may:

                  (i) as manager of the Trust, direct the Trustee to offer to sell the Portfolio of Receivables to a Warehouse Trust in accordance with clause 7 of the Master Trust Deed and any relevant Series Notice; and

                  (ii) as manager of that Warehouse Trust, direct the Trustee (as trustee of that Warehouse Trust), to acquire orally or by conduct the Portfolio of Receivables in accordance with clause 7 of the Master Trust Deed and any relevant Series Notice.

         (b) The Trustee as trustee of the Trust will do all things reasonably necessary to give effect to the disposal of the Portfolio of Receivables to that Warehouse Trust in accordance with the Master Trust Deed and any relevant Series Notice.

         (c) The Trust Manager may only give the direction referred to in sub-paragraph (i) to the extent that funds are available under the relevant Warehouse Investment Agreement to acquire the Purchased Receivables.

CLAUSE 10 - NOTES

         For the purposes of the Trust, clause 10 in the Master Trust Deed is deleted and the provisions of that clause 10 are as follows.

         10.1     ACKNOWLEDGEMENT OF INDEBTEDNESS

                  Subject to the terms of the Master Trust Deed and this Series
                  Notice:

                  (a) each entry in the Register for the Trust in respect of a Registered Note relating to the Trust; and

                  (b) in relation to each Class A Note relating to the Trust, that Class A Note,

                  constitutes an independent and separate acknowledgement to the relevant Noteholder by the Trustee of its indebtedness as trustee


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                  of the Trust for the Invested Amount of that Note together with the other rights given to Noteholders under the Master Trust Deed, the Series Notice and the Security Trust Deed, and (in relation to an Class A Note) the Note Trust Deed and the relevant Conditions.

         10.2     LEGAL NATURE OF NOTES

                  (a) Registered Notes will be in the form of inscribed stock, and the Trustee's obligations in relation to the Notes and under the Master Trust and this Series Notice in respect of those Notes (including any obligation to pay interest or principal) will become effective on inscription in the Register for the Trust under the Master Trust and this Series Notice of the details for those Notes.

                  (b) Class A Notes will be in registered form in respect of Book-Entry Notes and will be in bearer or registered form in respect of Definitive Notes, provided that there will be no bearer notes issued in the United States of America.

         10.3     TERMS OF NOTES

                  (a) All Notes issued by the Trustee as trustee of the Trust shall be issued with the benefit of, and subject to, the Master Trust Deed, this Series Notice and the Security Trust Deed and, in relation to Class A Notes, the Note Trust Deed and the relevant Conditions.

                  (b) This Series Notice is binding on the Trust Manager, the Trustee, the Note Trustee and the Noteholders.

         10.4     INTEREST AND PRINCIPAL ENTITLEMENT OF NOTEHOLDERS

                  Subject to the Master Trust Deed, this Series Notice and the Security Trust Deed and, in relation to Class A Notes, the Note Trust Deed and the relevant Conditions (and, in particular, subject to any such provisions which provide for principal losses to be charged off against any Notes), the Trustee as trustee of the Trust shall in respect of the Notes issued by it in that capacity pay or cause to be paid to the Noteholders (as relevant) of those Notes:

                  (a)      (INTEREST) their Coupon on each Coupon Payment Date;
                           and

                  (b) (PRINCIPAL) their Principal Entitlement on each Principal Repayment Date.

         10.5     NOTES NOT INVALID IF ISSUED IN BREACH


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                  No Note shall be invalid or unenforceable on the ground that it was issued in breach of the Master Trust Deed, this Series Notice or any other Transaction Document.

         10.6     LOCATION OF REGISTERED NOTES

                  The property in Registered Notes shall for all purposes be regarded as situated at the place where the Register is located on which those Registered Notes are recorded.

         10.7     NO DISCRIMINATION BETWEEN NOTEHOLDERS

                  There shall not be any discrimination or preference between Notes within the same Class, or the corresponding Noteholders, in relation to a Trust by reason of the time of issue of Notes or for any other reason, subject only to the Series Notice relating to the Notes and the terms of the Security Trust Deed (if any) relating to the Trust.

         10.8     NOTE REGISTER

                  In the event that any Definitive Notes are issued in registered form, the Trustee (or if the Trustee fails to do so, the Trust Manager on behalf of the Trustee) will appoint a person to operate and maintain a register of those notes in accordance with standard United States practice and law.

CLAUSE 12.4 - FURTHER LIMIT ON INTEREST OF NOTEHOLDERS

         For the purposes of the Trust, clause 12.4 in the Master Trust Deed is deleted and the provisions of that clause 12.4 are as follows.

         A Noteholder in relation to the Trust shall only be a creditor of the Trustee in its capacity as trustee of that Trust to the extent of the Notes held by that Noteholder (or, in the case of a Warehouse Facility Provider, their rights under the relevant Warehouse Facility Agreement) and shall not be entitled to any beneficial or, subject to the Security Trust Deed, other interest in the Trust.

CLAUSES 13.1 AND 13.6(A) - NOTE ISSUE DIRECTION

         (a)      For the purposes of clause 13.1 of the Master Trust Deed, the
                  Note Issue Direction for the Notes may be issued by the Trust Manager on or at any time prior to the Note Issue Date for the Notes.

         (b) For the purposes of clause 13.6(a) of the Master Trust Deed, the certification by the Trust Manager may occur on or at any time prior to the Note Issue Date for the Notes.

CLAUSE 13.1(B) - CONDITIONS PRECEDENT TO DIRECTION


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         For the purposes of clause 13.1(b) of the Master Trust Deed, the following is a condition precedent to the issue of a Note Issue Direction in relation to proposed Purchased Receivables.

         (POWER OF ATTORNEY) Original execution copies of powers of attorney duly executed and delivered by Westpac in registrable form in each Australian jurisdiction appointing certain specified officers of the Trustee as its attorney for the purposes of enabling the Trustee to perfect its title to those purchased Receivables.

CLAUSE 13.6(B)

         For the purposes of clause 13.6(b) of the Master Trust Deed, insert the words "or 7.7(c) (as the case maybe)" after "clause 13.8(g)" in the last line.

CLAUSE 13.7 - DEALER AGREEMENT

         The Trustee will enter into the Dealer Agreement.

CLAUSE 13.8

         For the purposes of clause 13.8 of the Master Trust Deed, insert a new paragraph (g) as follows.

         "(g) (TRANSFER OF BENEFIT OF RECEIVABLES) subject to payment of the amount referred to in paragraph (e), hold automatically by virtue of this deed and without any further act or instrument or other thing being done or brought into existence, the benefit of the Portfolio of Receivables referred to in the corresponding Note Issue Direction with effect from the Note Issue Date as trustee of the relevant Trust (together with the benefit with effect from the Note Issue Date of all Receivables, Related Securities, Support Facilities and other rights and entitlements relating to the Portfolio of Receivables)."

CLAUSE 13.9 - ACTION FOLLOWING NOTE ISSUE DIRECTION

         For the purposes of the Trust, clause 13.9 in the Master Trust Deed is deleted and the provisions of that clause 13.9 are as follows.

         As soon as practicable after a Note Issue Date for a Trust:

         (a)      in relation to Registered Notes only:

                  (i) (ENTER DETAILS IN THE REGISTER) the Trustee shall enter into the Register for that Trust in accordance with clause 16 the information required under clause 16.1;

                  (ii) (ISSUE NOTE ACKNOWLEDGEMENT) the Trustee shall issue a Note Acknowledgement to each Registered Noteholder in respect of its holding of Registered Notes; and

                  (iii) (ISSUE MARKED NOTE TRANSFERS) if requested by a Registered Noteholder in its Application for Notes, the


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                           Trustee shall issue a Marked Note Transfer to the
                           Registered Noteholder; and

         (b) in relation to Class A Notes only, the Trustee shall issue those Class A Notes in accordance with the Note Trust Deed and this Series Notice.

CLAUSES 14, 15, 16 AND 17

         For the purposes of the Trust, clauses 14, 15, 16 and 17 in the Master Trust Deed are deleted and the provisions of those clauses 14, 15, 16 and 17 are as follows.

         14.      TRANSFERS OF NOTES

         14.1     NO RESTRICTIONS ON TRANSFER OF NOTES

         Subject to the Master Trust Deed and this Series Notice, there shall be no restriction on the transfer of Notes.

         14.2     MINIMUM TRANSFER

         (a) A Registered Noteholder must not transfer any Registered Notes held by it unless:

                  (i) the amount payable by the transferee for those Registered Notes is not less than A$500,000; or

                  (ii) the offer or invitation to the transferee by the Registered Noteholder in relation to the Registered Notes is an excluded offer or an excluded invitation for the purposes of the Corporations Law.

         (b) A Noteholder must not transfer any Class A Notes except in accordance with the Financial Services Act 1986 (UK) and all regulations made under or in relation to that Act and the Public Offers of Securities Regulations 1995 and in accordance with the provisions of clause 3.6 of the Note Trust Deed.

         (c) None of the Trustee, the Trust Manager, the Servicer or an Approved Seller is liable to any Noteholder in relation to a breach by that Noteholder of paragraph (b).

         14.3     FORM OF TRANSFER

         Every transfer of Registered Notes shall be effected by a Note
         Transfer.

         14.4     EXECUTION OF NOTE TRANSFER

         Every Note Transfer shall be duly completed and executed by the transferor and transferee.

         14.5     STAMPING OF NOTE TRANSFER

         Every Note Transfer lodged with the Trustee shall be duly stamped (if applicable).


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         14.6     DELIVERY OF NOTE TRANSFER TO TRUSTEE

         Every Note Transfer shall be delivered to the Trustee together with the Note Acknowledgement to which it relates for registration.

         14.7     REGISTRATION OF TRANSFEREE AS REGISTERED NOTEHOLDER

         Subject to this clause 14, the Trustee shall on receipt of a Note Transfer enter the transferee in the Register as the holder of the Registered Notes which are the subject of the Note Transfer.

         14.8     TRUSTEE ENTITLED TO REFUSE TO REGISTER REGISTERED TRANSFER

         The Trustee may refuse to register any Note Transfer which would result in:

         (a)      (BREACH) a contravention of or failure to observe:

                  (I)      (MASTER TRUST DEED) the terms of the Master Trust
                           Deed;

                  (II)     (SERIES NOTICE) this Series Notice;

                  (III)    (SECURITY TRUST DEED) the Security Trust Deed; or

                  (IV)     (THE LAW) any law of an Australian Jurisdiction; or

         (b) (REQUIRES REGISTRATION) an obligation to procure registration of any of the above with, or the approval of any of the above by, any Government Agency.

         14.9     REFUSAL TO REGISTER ABSOLUTE

         The Trustee shall not be bound to give any reason for refusing to register any Note Transfer and its decision shall be final, conclusive and binding. If the Trustee refuses to register a Note Transfer it shall as soon as practicable (and in no event later than 7 days after the date the Note Transfer was lodged with it) send to the transferor and the transferee notice of such refusal.

         14.10    NO FEE FOR REGISTRATION OF A NOTE TRANSFER

         No fee shall be charged for the registration of any Note Transfer.

         14.11    TAKING EFFECT OF NOTE TRANSFERS

         (a) (NOTE TRANSFER NOT EFFECTIVE UNTIL REGISTRATION) A Note Transfer shall not take effect until registered by the Trustee and until the transferee is entered in the Register as the holder of the Registered Notes which are the subject of the Note Transfer, the transferor shall remain the holder of those Registered Notes.

         (b) (TRANSFER RECEIVED WHEN REGISTER CLOSED) When a Note Transfer is received by the Trustee during any period when the Register is closed for any purpose, the Trustee shall not register the Note Transfer until the next Business Day on which that Register is reopened.


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         14.12    RIGHTS AND OBLIGATIONS OF TRANSFEREE

         Subject to the Master Trust Deed and this Series Notice, a transferee of Registered Notes on being noted in the Register as the holder of the Registered Notes shall have the following rights and obligations:

         (a) (THOSE OF THE TRANSFEROR) all the rights and the obligations which the transferor previously had; and

         (b) (THOSE UNDER MASTER TRUST DEED) all the rights and obligations of a Noteholder as provided by the Master Trust Deed and this Series Notice as if the transferee was originally a party to the Master Trust Deed and this Series Notice.

         14.13    PAYMENTS TO TRANSFEREE

         Subject to the Master Trust Deed (including clause 35.1 of the Master Trust Deed), on the entry of a transferee of Registered Notes in the Register the transferee shall become entitled to receive any payments then due or which may become due to the holder of the relevant Registered Notes (including whether or not the entitlement to payment wholly or partly arose or accrued prior to the transfer and the Trustee shall be discharged for any such payment made to the transferee).

         14.14    TRANSMISSION OF ENTITLEMENTS

         (a) (ELECTION) Any person becoming entitled to Registered Notes as a result of the death, mental incapacity or bankruptcy of a Registered Noteholder may, on producing such evidence as the Trustee requires of their entitlement, elect to be either registered as the Registered Noteholder or to transfer the Registered Notes in the manner specified in this clause.

         (b) (METHOD OF ELECTION) If an entitled person elects to be registered as the Registered Noteholder, the person shall deliver to the Trustee a notice in writing to this effect signed by the person. If the person elects to have another person registered he or she shall execute a Note Transfer in relation to the Registered Notes in favour of that person. All the provisions of the Master Trust Deed and this Series Notice relating to the transfer of Registered Notes and the registration of Note Transfers shall be applicable to any such notice or Note Transfer as if the death, mental incapacity or bankruptcy of the Registered Noteholder had not occurred and the notice or Note Transfer was a Note Transfer executed by the Registered Noteholder.

         (c) (DISCHARGE) A person entitled to Registered Notes under this clause shall be entitled to receive and may give a good discharge for all moneys payable in respect of such Registered Notes but, except as otherwise provided by the Master Trust Deed and this Series Notice, shall not be entitled to any of the rights or


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                  privileges of a Registered Noteholder unless and until the person is entered in the Register as the holder of those Registered Notes.

         14.15    MARKED NOTE TRANSFER

         (a) (ENTITLEMENT TO MARKING) A Registered Noteholder may from time to time request the Trustee to provide the Registered Noteholder with a Marked Note Transfer.

         (b) (MARKING) The Registered Noteholder shall deliver a Note Transfer to the Trustee and the Trustee shall mark the Note Transfer in such manner as agreed from time to time by the Trustee and the Trust Manager and issue the same to the Registered Noteholder.

         (c) (TRUSTEE WILL NOT REGISTER TRANSFER) Until the expiry of 90 days (or any substitute period as the Trustee and Trust Manager agree from time to time and as advised to Registered Noteholders) from the date on which the Note Transfer was marked, the Trustee shall not register any transfer of Registered Notes relating to the Marked Note Transfer otherwise than on that Marked Note Transfer.

         (d) (NO EXTENSION BY CLOSING OF REGISTER) The period referred to in sub-paragraph (c) shall not be extended by the closing of the Register for any purpose.

         (e) (DELIVERY) A Marked Note Transfer shall be issued to a Registered Noteholder by personal delivery at the time the Registered Noteholder attends the offices of the Trustee (or such other place nominated by the Trustee) for the marking of the Note Transfer by the Trustee.

         14.16    RELIANCE ON DOCUMENTS

         The Trustee shall be entitled to accept and assume the authenticity and genuineness of any Note Transfer or other document produced to it to be duly executed. The Trustee shall not be bound to enquire into the authenticity or genuineness of any Note Transfer or other document, nor shall it incur any liability for registering any Note Transfer which is subsequently discovered to be a forgery or otherwise defective, unless the Trustee had actual notice of such forgery or defect at the time of registration of such Note Transfer.

         14.17    SPECIMEN SIGNATURES

         The Trustee may (but need not) require each Registered Noteholder to submit specimen signatures (and in the case of a corporation may require those signatures to be authenticated by the secretary or director of such Registered Noteholder) of persons authorised to execute Note Transfers on behalf of such Registered Noteholder and shall be entitled to assume (until notified to the contrary) that such authority has not been revoked.


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         14.18    NOTES LODGED WITH AUSTRACLEAR

         If Registered Notes are lodged into the Austraclear System, the Trustee shall enter Austraclear in the Register as the holder of those Registered Notes. While those Registered Notes remain in the Austraclear System:

         (a) all payments and notices required of the Trustee and the Trust Manager in relation to those Registered Notes will be directed to Austraclear; and

         (b) all dealings (including transfers) and payments in relation to those Registered Notes within the Austraclear System will be governed by the Austraclear Regulations and need not comply with this clause 14 to the extent of any inconsistency.

         15.      NOTE ACKNOWLEDGEMENT

         15.1     ISSUE OF NOTE ACKNOWLEDGEMENT

         When a person has been entered in the Register as the holder of Registered Notes, as soon as practicable (and in any event no later than 5 Business Days or such shorter period specified in the relevant Series Notice or as otherwise agreed by the Trustee with the person or the Trust Manager) thereafter, the Trustee shall issue a Note Acknowledgement to that person in respect of those Registered Notes. If the person has been entered into the Register under a Note Transfer and the transferor continues to retain a holding of Registered Notes, the Trustee shall within the same period stated above issue to the transferor a Note Acknowledgement in respect of that retained holding of Registered Notes. No certificates will be issued in respect of Registered Notes.

         15.2     NOTE ACKNOWLEDGEMENT NOT CERTIFICATE OF TITLE

         A Note Acknowledgement shall not be a certificate of title as to Registered Notes and the Register shall be the only conclusive evidence of the ownership of Registered Notes and the entitlements under them. A Note Acknowledgement cannot be pledged or deposited as security nor can a Registered Note be transferred by delivery of only a Note Acknowledgement.

         15.3     EXECUTION OF NOTE ACKNOWLEDGEMENT

         Each Note Acknowledgement shall be signed on behalf of the Trustee manually, or in facsimile by mechanical or electronic means, by any Authorised Signatory of the Trustee. If any Authorised Signatory of the Trustee whose signature appears on a Note Acknowledgement dies or otherwise ceases to be an Authorised Signatory before the Note Acknowledgement has been issued, the Trustee may nevertheless issue the Note Acknowledgement.

         15.4     MORE THAN ONE NOTE ACKNOWLEDGEMENT


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         If a Registered Noteholder wishes to receive more than one Note
         Acknowledgement it shall return its Note Acknowledgement to the Trustee and at the same time request in writing the issue of a specified number of separate Note Acknowledgements. Subject to clause 10.5, the Trustee shall then cancel the original Note Acknowledgement and issue in lieu separate Note Acknowledgements. A fee prescribed by the Trustee (not exceeding $10 for each Note Acknowledgement) shall be paid by the Registered Noteholder to the Trustee.

         15.5     WORN OUT, DEFACED OR LOST NOTE ACKNOWLEDGEMENT

         If any Note Acknowledgement is worn out or defaced then on production to the Trustee it may cancel the same and may issue a new Note Acknowledgement. If any Note Acknowledgement is lost or destroyed then on proof to the satisfaction of the Trustee, and on such indemnity as the Trustee may consider adequate having been given, a new Note Acknowledgement shall be given to the person entitled to such lost or destroyed Note Acknowledgement. An entry as to the issue of the new Note Acknowledgement and of the indemnity (if any) shall be made in the Register. A fee prescribed by the Trustee (not exceeding $10) shall be paid by the person requesting the new Note Acknowledgement to the Trustee.

         15.6     JOINT HOLDINGS

         If a single parcel of Registered Notes is held by more than one person, only the person whose name stands first in the Register in relation to that parcel of Registered Notes shall be entitled to:

         (a) be issued the relevant Note Acknowledgement and, if applicable, a Marked Note Transfer;

         (b)      be given any notices; and

         (c)      be paid any moneys due in respect of such Registered Notes.

         15.7     DELIVERY OF NOTE ACKNOWLEDGEMENT

         A Note Acknowledgement may be sent to the relevant Registered Noteholder by mail or by personal delivery to the Registered Noteholder's address appearing in the Register and the Note Acknowledgement so sent shall be at the risk of that Registered Noteholder.

         16.      THE REGISTER

         16.1     DETAILS TO BE KEPT ON REGISTER

         The Trustee shall keep or cause to be kept a register with respect to the Trust, on which shall be entered the following information relating to the Trust:

         (a)      (NAME)  the name of the Trust;


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         (b)      (CREATION)  the date of the creation of the Trust;

         (c) (NOTE ISSUE DATES) the Note Issue Dates for Registered Notes issued in relation to the Trust;

         (d) (CONVERSION DATE) the date on which each RFS was converted to an RFS Class A Note under clause 5.4 of this Series Notice;

         (e) (INITIAL INVESTED AMOUNT) the total Initial Invested Amount of Registered Notes issued on each Note Issue Date;

         (f) (INVESTED AMOUNT) the Invested Amount of each Registered Note or Class of Registered Notes from time to time;

         (g) (STATED AMOUNT) the Stated Amount of each Registered Note or Class of Registered Notes from time to time;

         (h)      (SERIES)  details of relevant Classes of Registered Notes;

         (i) (DETAILS OF REGISTERED NOTEHOLDERS) the name and address of each Registered Noteholder;

         (j) (NUMBER OF REGISTERED NOTES) the number of Registered Notes held by each Registered Noteholder;

         (k) (NOTE ACKNOWLEDGEMENT) the serial number of each Note Acknowledgement issued to each Registered Noteholder;

         (l) (DATE OF ENTRY) the date on which a person was entered as the holder of Registered Notes;

         (m) (DATE OF CESSATION) the date on which a person ceased to be a Registered Noteholder;

         (n) (ACCOUNT) the account to which any payments due to a Registered Noteholder are to be made (if applicable);

         (o) (DETAILS) where applicable, Payment Dates, Principal Repayment Dates, Maturity Dates and Margin on the Notes;

         (p) (PAYMENTS) a record of each payment in respect of the Registered Notes in relation to the Trust; and

         (q) (TAX FILE NUMBER) a record that the Trustee has (or has not) received the tax file number for each Registered Noteholder; and

         (r) (ADDITIONAL INFORMATION) such other information as:

                  (i)      is required by this Series Notice;

                  (ii)     the Trustee considers necessary or desirable; or

                  (iii) the Trust Manager reasonably requires.

         16.2     ASSET REGISTER

         The Trustee shall keep or cause to be kept an asset register with respect to the Trust, in which shall be entered the Authorised Investments and other Assets of the Trust (other than Purchased Receivables and the


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         related Receivable Rights) entered into the relevant asset register on an individual basis.

         16.3     PLACE OF KEEPING REGISTER, COPIES AND ACCESS

         The Register shall be:

         (a) (PLACE KEPT) kept at the Trustee's principal office in Sydney or at such place as the Trustee and the Trust Manager may agree;

         (b) (ACCESS TO TRUST MANAGER AND AUDITOR) open to the Trust Manager and the Auditor of the Trust to which it relates to inspect during normal business hours;

         (c) (INSPECTION BY REGISTERED NOTEHOLDERS) open for inspection by a Registered Noteholder during normal business hours but only in respect of information relating to that Registered Noteholder; and

         (d) (NOT FOR COPYING) not available to be copied by any person (other than the Trust Manager) except in compliance with such terms and conditions (if any) as the Trust Manager and Trustee in their absolute discretion nominate from time to time.

         16.4     DETAILS ON REGISTER CONCLUSIVE

         (a) (RELIANCE ON REGISTER) The Trustee shall be entitled to rely on the Register in clause 16.1 as being a correct, complete and conclusive record of the matters set out in it at any time and whether or not the information shown in the Register is inconsistent with any other document, matter or thing.

         (b) (NO TRUSTS ETC) The Trustee shall not be obliged to enter on the Register notice of any trust, Security Interest or other interest whatsoever in respect of any Registered Notes and the Trustee shall be entitled to recognise a Registered Noteholder as the absolute owner of Registered Notes and the Trustee shall not be bound or affected by any trust affecting the ownership of any Registered Notes unless ordered by a court or required by statute.

         (c) (REGISTER NOT TO BE SIGNED) The Trustee shall ensure that it does not sign or otherwise execute any entry in a Register.

         16.5     CLOSING OF REGISTER

         The Trustee may:

         (a) without prior notice to the Noteholders close the Register in clause 16.1:

                  (i) in relation to all Notes (other than with respect to the conversion of RFSs under clause 5.4), each period from the close of business (Sydney time) on the Business Day


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                           preceding each Payment Date to close of business on
                           that Payment Date;

                  (ii) in relation to the conversion of RFSs under clause 5.4, each period from the close of business (Sydney time) on the day which is 5 Business Days before the proposed conversion date to close of business on that conversion date; or

                  (iii) when required for the Auditor to conduct any audit in relation to the Trust; or

         (b) with prior notice to each Noteholder who holds a Registered Note, close the Register for other periods not exceeding 30 days (or such other period of time as agreed between the Trustee and the Trust Manager, with the approval of an Extraordinary Resolution of Registered Noteholders) in aggregate in any calendar year.

         16.6     ALTERATION OF DETAILS ON REGISTER

         On the Trustee being notified of any change of name or address or payment or other details of a Registered Noteholder by the Registered Noteholder, the Trustee shall alter the Register accordingly as soon as reasonably practicable (and in any event within 5 Business Days of receipt of that notice).

         16.7     CERTIFICATION OF REGISTER

         If:

         (a)      an entry is omitted from the Register;

         (b) an entry is made in the Register otherwise than in accordance with the Master Trust Deed or this Series Notice;

         (c)      an entry wrongly exists in the Register;

         (d) there is an error, omission, misdescription or defect in any entry in the Register; or

         (e) default is made or unnecessary delay takes place in entering in the Register that any person has ceased to be the holder of Registered Notes,

         the Trustee shall rectify the same upon becoming aware of it.

         16.8     CORRECTNESS OF REGISTER

         Neither the Trust Manager nor the Trustee shall be liable for any mistake in the Register or in any purported copy except to the extent that the mistake is attributable to its fraud, negligence or breach of trust.

         16.9     TRUST MANAGER MUST PROVIDE INFORMATION


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         The Trust Manager must provide the Trustee and any person appointed in accordance with clause 21.4 with such information as the Trustee may reasonably require to maintain the Register.

         16.10    THIRD PARTY REGISTRAR

         The Trustee may cause the Register to be maintained by a third party on its behalf and require that person to discharge the Trustee's obligations under the Master Trust Deed and this Series Notice in relation to the Register.

         17.      DETERMINATIONS BY NOTEHOLDERS

         17.1     CLASS A NOTEHOLDERS

         (a) Any proposal requiring the consent of Class A Noteholders will be determined in accordance with the Note Trust Deed.

         (b) The provisions of this clause 17, other than this clause 17.1, shall not apply to Class A Notes.

         17.2     CONVENING OF MEETINGS BY TRUSTEE AND TRUST MANAGER

         (a) The Trustee or the Trust Manager may at any time convene a meeting of the Registered Noteholders or Class of Registered Noteholders.

         (b) Registered Noteholders or a Class of Registered Noteholders holding in aggregate not less than 20% of the Invested Amounts of all Registered Notes or in that Class, may at any time convene a meeting of the Registered Noteholders or Class, as the case may be.

         17.3     NOTICE OF MEETINGS

         (a) (PERIOD OF NOTICE) Subject to clause 17.3(b) at least 7 days' notice (inclusive of the day on which the notice is given and of the day on which the meeting is held) of a meeting of all Registered Noteholders or any Class of Registered Noteholders of a Trust shall be given to the relevant Registered Noteholders of the Trust.

         (b) (SHORT NOTICE) Notwithstanding clause 17.3(a), if it is so agreed by a majority in number of the Registered Noteholders or the Class (as the case may be) having the right to attend and vote at the meeting, being a majority that together hold at least 95% of the then outstanding Registered Notes or the Class, a resolution may be proposed and passed at a meeting of which less than 7 days' notice has been given.

         (c) (FAILURE TO GIVE NOTICE) The accidental omission to give notice to or the non-receipt of notice by any Registered Noteholder shall not invalidate the proceedings at any meeting.


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         (d)      (COPIES) A copy of a notice convening a meeting shall be given by the Trustee or the Trust Manager convening the meeting to the other, and also to the Beneficiary and the Designated Rating Agencies. Failure to give such a notice in accordance with this clause shall invalidate the meeting unless the party who has not received the notice waives the invalidation.

         (e) (METHOD OF GIVING NOTICE) Notice of a meeting shall be given in the manner provided in this deed.

         (f) (CONTENTS OF A NOTICE) Notice of a meeting of Registered Noteholders shall specify:

                  (i) (TIME ETC) the day, time and place of the proposed meeting;

                  (ii) (AGENDA) the agenda of the business to be transacted at the meeting;

                  (iii) (PROPOSED RESOLUTION) the terms of any proposed resolution;

                  (iv) (CLOSING OF REGISTER) that the persons appointed to maintain the relevant Register for the purpose of determining those entitled to attend may not register any Registered Note Transfer in the period of 2 Business Days prior to the meeting;

                  (v) (APPOINTMENT OF PROXIES) that appointments of proxies must be lodged no later than 24 hours prior to the time fixed for the meeting; and

                  (vi) (ADDITIONAL INFORMATION) such additional information as the person giving the notice thinks fit.

         17.4     CHAIRMAN

         The Trustee may nominate a person to be chairman of a meeting which has been convened by the Trustee or the Trust Manager. The chairman need not be a Registered Noteholder and may be a representative of the Trustee. If such a person is not present or is present but unwilling to act, then the Registered Noteholders present may choose a Noteholder to be the chairman.

         17.5     QUORUM

         At any meeting any two or more persons present in person being Registered Noteholders holding, or Representatives holding or representing, in the aggregate not less than 75% of the Invested Amounts of all Registered Notes or constituting the Class (as the case may be) and then outstanding shall form a quorum for the transaction of business and no business (other than the choosing of a chairman) shall be transacted at


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         any meeting unless the requisite quorum is present at the commencement of business.

         17.6     ADJOURNMENT

         (a) (QUORUM NOT PRESENT) If within 15 minutes from the time appointed for any meeting a quorum is not present, the meeting shall stand adjourned (unless the Trustee agrees that it be dissolved) for such period, not being less than 7 days nor more than 42 days, as may be appointed by the chairman. At such adjourned meeting two or more persons present in person being Registered Noteholders holding, or being Representatives holding or representing, in the aggregate not less than 50% of the Invested Amounts of all Registered Notes or constituting the Class (as the case may be) and then outstanding (whatever the Registered Notes so held or represented) shall form a quorum and shall have the power to pass any resolution and to decide on all matters which could properly have been dealt with at the meetings from which the adjournment took place had a quorum been present at such meeting.

         (b) (ADJOURNMENT OF MEETING) The chairman may with the consent of (and shall if directed by) any meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

         (c) (NOTICE OF ADJOURNED MEETING) At least 5 days' notice of any meeting adjourned through want of a quorum shall be given in the same manner as for the original meeting and such notice shall state the quorum required at such adjourned meeting. It shall not, however, otherwise be necessary to give any notice of an adjourned meeting.

         17.7     VOTING PROCEDURE

         (a) (SHOW OF HANDS) Every resolution submitted to a meeting shall be decided in the first instance by a show of hands and, in case of equality of votes, the chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he or she may be entitled as a Registered Noteholder or as a Representative.

         (b) (DECLARATION) At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded, a declaration by the chairman that a resolution has been carried by a particular majority or lost or not carried by any particular majority is conclusive evidence of the fact without proof of the


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                  number or proportion of the votes recorded in favour of or against such resolution.

         (c) (POLL) If at any meeting a poll is demanded by the chairman, the Trustee or the Trust Manager or by one or more persons being Registered Noteholders holding, or being Representatives holding or representing, in aggregate not less than 2% of the Registered Notes or constituting the Class (as the case may be) and then outstanding, it shall be taken in such manner and (subject to this clause) either at once or after such an adjournment as the chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded. The demand for a poll may be withdrawn.

         (d) (NO ADJOURNMENT) Any poll demanded at any meeting on the election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.

         (e)      (VOTES) Subject to clause 17.7(a), at any meeting:

                  (i) on a show of hands, every person present being a Registered Noteholder holding, or being a Representative holding or representing, then outstanding Registered Notes shall have one vote; and

                  (ii) on a poll, every person present shall have one vote for each Registered Note then outstanding that he or she holds or in respect of which he or she is a Representative as stated in the relevant Register at the date the notices are dispatched to Registered Noteholders for the meeting.

                  Any person entitled to more than one vote need not use all his or her votes or cast all his or her votes to which he or she is entitled in the same way.

         17.8     RIGHT TO ATTEND AND SPEAK

         The Trustee, the Trust Manager and the relevant Beneficiary (through their respective representatives) and their respective financial and legal advisers shall be entitled to attend and speak at any meeting of the Registered Noteholders or any Class (as the case may be). No person shall otherwise be entitled to attend or vote at any meeting of the Registered Noteholders or any Class (as the case may be) unless he or she holds outstanding Registered Notes or is a Representative holding or representing such Registered Notes.


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         17.9     APPOINTMENT OF PROXIES

         (a) (REQUIREMENTS) Each instrument appointing a proxy shall be in writing and, together (if so required by the Trustee) with proof satisfactory to the Trustee of its due execution, shall be deposited at the registered office of the Trustee or at such other place as the Trustee shall designate or approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the named proxy proposes to vote and in default, the instrument or proxy shall be treated as invalid unless the chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy proof (if applicable) of due execution shall if required by the Trustee be produced by the proxy at the meeting or adjourned meeting but the Trustee shall not be obliged to investigate or be concerned with the validity of, or the authority of, the proxy named in any such instrument. Any person may act as a proxy whether or not that person is a Registered Noteholder.

         (b) (PROXY REMAINS VALID) Any vote given in accordance with the terms of an instrument of proxy conforming with clause 17.9(a) shall be valid notwithstanding the previous death or insanity of the principal, revocation or amendment of the proxy or of any of the Registered Noteholder's instructions under which it was executed, so long as no intimation in writing of such death, insanity, revocation or amendment is received by the Trustee at its registered office or by the chairman of the meeting in each case not less than 24 hours before the commencement of the meeting or adjourned meeting at which the proxy is used.

         17.10    CORPORATE REPRESENTATIVES

         A person authorised under section 250D of the Corporations Law by a Registered Noteholder being a body corporate to act for it at any meeting shall, in accordance with his or her authority until his or her authority is revoked by the body corporate concerned, be entitled to exercise the same powers on behalf of that body corporate as that body corporate could exercise if it were an individual Registered Noteholder and shall be entitled to produce evidence of his or her authority to act at any time before the time appointed for the holding of or at the meeting or adjourned meeting or for the taking of a poll at which he proposes to vote.

         17.11    RIGHTS OF REPRESENTATIVES

         A Representative of a Registered Noteholder shall have the right to demand or join in demanding a poll and shall (except and to the extent to which the Representative is specially directed to vote for or against any proposal) have power generally to act at a meeting for the Registered


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         Noteholder. The Trustee, the Trust Manager and any officer of the
         Trustee and the Trust Manager may be appointed a Representative.

         17.12    POWERS OF A MEETING OF REGISTERED NOTEHOLDERS

         (a) (POWERS) Subject to the Security Trust Deed (and in particular any power of the Registered Note Trustee of Bearer Registered Noteholders to override the decisions of Registered Noteholders), a meeting of the Registered Noteholders shall, without prejudice to any rights or powers conferred on other persons by the Transaction Documents, only have power exercisable by Extraordinary Resolution:

                  (i) to sanction any action that the Trustee, the Trust Manager or the relevant Servicer proposes to take to enforce the provisions of any Transaction Document;

                  (ii) to sanction any proposal by the Trust Manager, the Trustee or the relevant Servicer for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Registered Noteholders against the Trustee, the Trust Manager, an Approved Seller or the relevant Servicer whether such rights arise under any Transaction Document or otherwise;

                  (iii) to sanction the exchange or substitution of Registered Notes for or the conversion of Registered Notes into, other obligations or securities of the Trustee or any other body corporate formed or to be formed;

                  (iv) under clause 36.2 of the Master Trust Deed, to consent to any alteration, addition or modification of any Transaction Document which shall be proposed by the Trustee or the Trust Manager;

                  (v) to discharge or exonerate the Trustee, the Trust Manager, an Approved Seller or the relevant Servicer from any liability in respect of any act or omission for which it may become responsible under any Transaction Document;

                  (vi) to authorise the Trustee, the Trust Manager, the relevant Servicer or any other person to concur in and execute and do all such documents, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution; and

                  (vii) to exercise any other power expressly granted under a Series Notice.

         (b) (NO POWER) A meeting of the Registered Noteholders shall not have power to, nor shall any resolution submitted to the meeting propose or have the effect of:


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                  (i)      removing the Servicer or the Trust Manager from
                           office;

                  (ii)     interfering with the management of the Trust;

                  (iii) winding up or terminating the Trust (except as contemplated by clause 17.12(a)(vii));

                  (iv)     altering the Authorised Investments of the Trust;

                  (v) amending any Transaction Document (except as contemplated by clause 17.12(a)); or

                  (vi) altering the Coupon Payment Dates, Principal Payment Dates, Coupons, Principal Entitlements or the other terms of the Series Notice (subject to clause 17.12(a)(iii)).

         17.13    EXTRAORDINARY RESOLUTION BINDING ON REGISTERED NOTEHOLDERS

         An Extraordinary Resolution passed at a meeting of the Registered Noteholders or of any Class duly convened and held in accordance with this deed shall be binding on all the Registered Noteholders or of the Class whether or not present at such meeting. Each of the Registered Noteholders or of the Class (as the case may be), the Trustee and the Trust Manager shall be bound to give effect to that resolution accordingly.

         17.14    MINUTES AND RECORDS

         Minutes of all resolutions and proceedings at every meeting of the Registered Noteholders of a Trust or any Class (as the case may be) shall be made and duly entered in the books to be from time to time provided for that purpose by the Trustee and any such minutes purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the Registered Noteholders or of the Class (as the case may be) shall be conclusive evidence of those matters and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been made and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at such meeting to have been duly passed and transacted.

         17.15    WRITTEN RESOLUTIONS

         Notwithstanding the preceding provisions of this clause 17, a resolution of the Registered Noteholders or any Class (including an Extraordinary Resolution) may be passed, without any meeting or previous notice being required, by an instrument or instruments in writing which has or have:

         (a) in the case of a resolution (including an Extraordinary Resolution) of the Registered Noteholders or any Class, been signed by all Registered Noteholders or the Class (as the case may be); and


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         (b)      any such instrument shall be effective on presentation to the
                  Trustee for entry in the records referred to in clause 17.14.

         17.16    FURTHER PROCEDURES FOR MEETINGS

         Subject to all other provisions contained in this deed, the Trustee may without the consent of the Registered Noteholders or any Class prescribe such further regulations regarding the holding of meetings of the Registered Noteholders or any Class of Registered Noteholders and attendance and voting at such meetings as the Trustee may with the agreement of the Trust Manager determine including particularly (but without prejudice to the generality of the above) such regulations and requirements as the Trustee thinks reasonable:

         (a) (ENTITLEMENT TO VOTE) so as to satisfy itself that persons who purport to attend or vote at any meeting of the Registered Noteholders or any Class of Registered Noteholders are entitled to do so in accordance with this deed; and

         (b) (FORMS OF REPRESENTATIVE) as to the form of appointment of a Representative,

         but the Trustee may not decrease the percentage of Registered Noteholders required to pass an Extraordinary Resolution or an ordinary resolution.

CLAUSE 18.3 - NOTE ISSUANCE

         For the purpose of clause 18.3(a) of the Master Trust Deed (but subject to the conditions contained in clause 18.3 of the Master Trust Deed), the Trust Manager has the following additional express powers:

         (a) to negotiate with any Lead Manager and any Manager in relation to the issue of relevant Notes;

         (b) to invite bids from any Lead Manager or Manager for relevant Notes on behalf of the Trustee; and

         (c)      to accept any such bid on behalf of the Trustee.

CLAUSE 18.9 - ACCOUNTING FOR MONEYS RECEIVED

         For the purposes of clause 18.9(a) of the Master Trust Deed, the Trust Manager will pay to the Trustee, within 5 Business Days of receipt, all moneys coming into its hand belonging to the Trust or payable to the Trust by the Trust Manager.

CLAUSE 18.10 - REUTERS

         The Trust Manager will, on or promptly after each Notice Date, prepare and arrange for the publication on Reuters Screen page WST/SEC11 to WST/SEC12 (or another similar electronic reporting service, in the case of Class A Notes approved by the Note Trustee and notified to Class A Noteholders) of summary pool performance data for that Trust in a


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         format similar to that used by other mortgage-backed securities or asset-backed securities (as the case may be) in the Australian market in relation to the Registered Notes, and in the London market in relation to Class A Notes. In the case of the Class A Notes, this includes:

         (a) details of the Class A Notes (including the then Stated Amount, Coupon Rate, relevant Coupon, the relevant Payment Date, the Initial Invested Amount and the then Invested Amount);

         (b)      the Class A Bond Factor; and

         (c)      statistics relating to Arrears on Purchased Receivables.

CLAUSE 21.2

         For the purposes of clause 21.2 of the Master Trust Deed, the following new paragraphs (v) to (z) are inserted and the existing paragraph (v) becomes paragraph (aa).

         (CLEARING SYSTEMS) to lodge Notes, or arrange for Notes to be lodged, with DTC, or a depositary for DTC;

         (CURRENCY CONVERSION) convert currencies on such terms and conditions as the Trust Manager thinks fit and that are acceptable to the Trustee acting reasonably;

         (STOCK EXCHANGE) list and maintain the listing of the Notes on any stock exchange;

         (NOTE TRUSTEE) appoint a note trustee in respect of a relevant Trust;

         (PAYING AGENTS) appoint paying agents in respect of a relevant Trust; and"

CLAUSE 24.11 - OUTGOING TRUSTEE TO RETAIN LIEN

         For the purposes of clause 24.11 of the Master Trust Deed, the term "24.8(c)" in line two is replaced with "24.9(c)".

CLAUSE 33.14

         For the purposes of clause 33.14 of the Master Trust Deed, insert a new paragraph (f) as follows:

         "(f) (for acts of Note Registrar) for any act, omission or default of any Note Registrar appointed under the relevant Agency Agreement or Note Trust Deed, in relation to its duties and obligations under the relevant Agency Agreement or Note Trust Deed, except where the Note Registrar is the Trustee."

CLAUSE 34.2 - NOTICES TO NOTEHOLDERS

         (a) A notice, request or other communication by the Trustee, the Trust Manager or a Servicer to Registered Noteholders shall be deemed to be duly given or made by:


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                  (i)      an advertisement placed on a Business Day in The
                           Australian Financial Review (or other nationally distributed newspaper); or

                  (ii) mail, postage prepaid, to the address of the Registered Noteholders as shown on the Register. Any notice so mailed shall be conclusively presumed to have been duly given whether or not the Registered Noteholder actually receives the notice.

         (b) A notice, request or other communication by the Trustee, the Trust Manager, the Note Trustee or a Servicer to Class A Noteholders shall be deemed to be duly given or made if given or made in accordance with the relevant Condition 12.

CLAUSE 35 - PAYMENTS GENERALLY

         35.1     PAYMENTS TO NOTEHOLDERS

         (a) Any payment made by or on behalf of the Trustee in respect of any Registered Note shall be made to the person whose name is, on the Record Date, entered in the Register as the registered owner of the relevant Registered Note (or in the case of joint registered owners, to the person whose name first appears in the Register).

         (b) Any payment by or on behalf of the Trustee in respect of any Class A Note shall be made in accordance with the Note Trust Deed and the Agency Agreement.

         35.2     PAYMENT METHODS - REGISTERED NOTES

         Any moneys payable by the Trustee, the Trust Manager or the Servicer to a Registered Noteholder or to a Beneficiary under the Master Trust Deed and this Series Notice shall be paid by the Trustee in Sydney or if the Trustee elects may be paid by:

         (a) (CHEQUE) crossed NOT NEGOTIABLE cheque in favour of the Registered Noteholder or the Beneficiary (as the case may be) and despatched by post to the address of the Registered Noteholder shown in the Register on the Record Date or to the address of the Beneficiary for the purposes of clause 34;

         (b)      (ELECTRONIC TRANSFER) electronic transfer through Austraclear;

         (c) (DIRECT PAYMENT) by direct transfer to a designated account of the Registered Noteholder or the Beneficiary held with a bank or other financial institution in Australia; or

         (d) (OTHER AGREED MANNER) any other manner specified by the Registered Noteholder or the Beneficiary (as the case may be) and agreed to by the Trust Manager and the Trustee.

         35.3     PAYMENT TO BE MADE ON BUSINESS DAY


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         If any payment is due under a Transaction Document on a day which is not a Business Day, the due date will be the next Business Day.

         35.4     PAYMENT GOOD DISCHARGE

         (a) There is a full satisfaction of the moneys payable under a Registered Note, and a good discharge to the Trustee, the Trust Manager or the Servicer (as the case may be) in relation to that Registered Note, when the cheque is despatched by post in accordance with clause 35.2(a) or, if not posted, delivered to the Registered Noteholder or as directed by the Registered Noteholder. None of the Trustee, the Trust Manager or the Servicer shall be responsible for any moneys which are not credited to the bank account of a Registered Noteholder or a Beneficiary if the Trustee's bank has been instructed to effect the direct transfer referred to in clause 35.2(c).

         (b) There is a full satisfaction of the moneys payable under a Class A Note, and a good discharge to the Trustee, the Trust Manager or the Servicer (as the case may be) in relation to that Class A Note, when so provided under the Note Trust Deed.

         35.5     TRUST MANAGER TO ARRANGE PAYMENTS

         The Trustee will:

         (a) prepare or cause to be prepared all cheques which are to be issued to Registered Noteholders and to Beneficiaries and stamp the same as required by law; or

         (b)      otherwise arrange payments under clause 35.20.

         The Trustee will sign (by autographical, mechanical or other means) cheques for despatch on the day on which they ought to be despatched.

         35.6     VALID RECEIPTS

         The receipt of the Trustee for any moneys shall exonerate the person paying the same from all liability to make any further enquiry. Every such receipt shall as to the moneys paid or expressed to be received in such receipt, effectually discharge the person paying such moneys from such liability or enquiry and from being concerned to see to the application or being answerable or accountable or any loss or misapplication of such moneys.

         35.7     TAXATION

         (a) (NET PAYMENTS) Subject to this clause, payments in respect of the Notes shall be made free and clear of, and without deduction for, or by reference to, any present or future Taxes of any Australian Jurisdiction unless required by law.

         (b) (INTEREST WITHHOLDING TAX - REGISTERED NOTES) The Trustee or any person making payments on behalf of the Trustee will be


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                  obliged to deduct interest withholding tax imposed by the
                  Commonwealth of Australia from payments of interest in respect of the Registered Notes to non-residents of the Commonwealth of Australia not carrying on business in the Commonwealth of Australia at or through a permanent establishment and to residents of the Commonwealth of Australia carrying on business at or through a permanent establishment outside the Commonwealth of Australia (INTEREST WITHHOLDING TAX) unless a certificate pursuant to Section 221YM of the Taxation Act is produced to the Trustee not later than close of business on the tenth Business Day immediately preceding the relevant payment date. The Trustee, or any person making any payments on behalf of the Trustee, is entitled to deduct Interest Withholding Tax in relation to payments on any Registered Notes.

         (c) (INTEREST WITHHOLDING TAX - CLASS A NOTES) Payments on Class A Notes by or on behalf of the Trustee will be made subject to deduction for any Interest Withholding Tax and all other withholdings and deductions referred to in Condition 7 of the Class A Notes.

         (d) (TAX FILE NUMBERS) The Trustee or any person making payments on behalf of the Trustee will be required to deduct tax-at-source on interest payments on any Registered Note to each Noteholder who has or is required to have a Tax File Number at the highest personal marginal tax rate unless the Trustee receives from such Registered Noteholder the Tax File Number of that Registered Noteholder or evidence of any exemption the Registered Noteholder may have from the need to advise the Trustee of a Tax File Number. The Tax File Number or appropriate evidence (as the case may be) must be received by the Trustee not less than ten Business Days prior to the relevant payment date. The Trustee, or any person making any payments on behalf of the Trustee, is entitled to deduct any such tax-at-source required to be paid by it in relation to Registered Notes at that highest personal marginal tax rate if no Tax File Number is provided.


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